UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7739

Harding, Loevner Funds, Inc.
(Exact name of registrant as specified in charter)

50 Division Street, Somerville, NJ			08876
(Address of principal executive offices)			(Zip code)

David R. Loevner, President 50 Division Street, Somerville, NJ 08876
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(877) 435-8105

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2005

Item 1. Reports to Stockholders.

Annual Report	October 31, 2005

HARDING • LOEVNER®

Family of Mutual Funds

•                  International Equity Portfolio Investor Class

•                  Emerging Markets Portfolio

Harding Loevner Funds, Inc.
P.O. Box 642, OPS 22
Boston, MA 02117-0642
Fax: 617-927-8400

1.877.435.8105 • www.hardingloevner.com

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Hypothetical Expense Example

October 31, 2005 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005 for the Institutional Class of International Equity Portfolio and Emerging Markets Portfolio and from September 30, 2005 (commencement of operations) to October 31, 2005 for the Investor Class of International Equity Portfolio.

Actual Expenses

The first line under each Porfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid During Period* (May 1, 2005 to
	May 1, 2005	October 31, 2005	Expense Ratio	October 31, 2005)
International Equity Portfolio, Institutional Class
Actual	$1,000.00	$1,098.00	1.00%	$5.29
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09
Emerging Markets Portfolio
Actual	$1,000.00	$1,223.30	1.68%	$9.42
Hypothetical (5% return before expenses)	1,000.00	1,016.73	1.68%	8.55

*          Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Hypothetical Expense Example (continued)

October 31, 2005 (unaudited)

	Beginning Account Value	Ending Account Value	Annualized Expense	Expenses Paid During Period* (September 30, 2005 to
	September 30, 2005	October 31, 2005	Ratio	October 31, 2005)
International Equity Portfolio, Investor Class
Actual	$1,000.00	$953.90	1.25%	$1.07
Hypothetical (5% return before expenses)	1,000.00	1,003.29	1.25%	1.10

*          Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (32 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

International Equity Portfolio — Overview

(unaudited)

October 31, 2005

	Returns for the Period Ended October 31, 2005
	Cumulative Total Returns			Average Annualized Total Return
FUND NAME	Last 12 Months	5 YR	10 YR	5 YR	10 YR
International Equity Portfolio (11/1/94)	20.58%	7.83%	75.02%	1.52%	5.76%
MSCI All Country World ex USA Free (Net dividend)	20.06%	23.62%	84.42%	4.33%	6.31%
Lipper International Fund Index	18.90%	19.43%	103.12%	3.62%	7.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by visiting the website at www.hardingloevner.com

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

1

Harding, Loevner Funds, Inc.

International Equity Portfolio — Overview (continued)

(unaudited)

October 31, 2005

The Institutional share class of the Portfolio rose in value by 20.58% net of fees in the financial year ending October 31, 2005. In comparison, the benchmark MSCI All Country World ex-US Index rose by 20.06%—its value component by 20.38%, and its growth component by 19.75%. Please refer to the preceding page of the report for complete performance information.

Relative performance during the year was positive, though modest. Our quality-and-growth-oriented investment style, which was out of favor in the two preceding years, ceased to be a drag in the year just ended. Stocks of high quality companies, those with strong finances, good management, and the ability both to defend margins and generate growth over long periods of time, held their own against stocks of riskier companies, with more cyclical or less durable businesses. In an environment in which nominal yields remain low, investors hungry for high returns are prepared to seek them in risky assets. Rising interest rates bring reminders of the dangers, and increasing caution. We feel that the extreme relative under pricing of high quality companies (noted emphatically in these pages last year) is at last unwinding, and that our tenacity in adhering to our long-held investment philosophy, which focuses exclusively on such companies, is again being rewarded.

Amidst a benign business environment, corporate earnings growth has been surprisingly strong. We think growth will become increasingly hard to achieve, and thus increasingly valued by investors. US interest rates are rising steadily, gasoline and other energy bills are taking an increasing share of consumers’ wallet, while their confidence is being sapped by evidence that house prices are beginning to wobble. It could be that the much-predicted weakening of US consumer demand is now very close.

Good managements continue to focus on costs, and to seek growth in faster-growing economies in Asia, and Latin America as well as in Central and Eastern Europe. Opportunities to grow in the larger, but far more mature markets in Western Europe are few. We worry that this is a longer term, not just a cyclical phenomenon. Populations are not growing, and immigration is modest, exacerbating the weakness of demand that would in any case be expected when unemployment is high and job security is low.

Japan faces a similar long-term demographic drag, but a brighter near-term cyclical outlook. We have long observed the self-improvement that Japanese companies have undertaken in recent years, but now we observe that the operating environment has also changed for the better. The causes of long-lasting changes in direction of consumer confidence are mysterious (not just to us, but to most forecasters), but it does now appear that there has been a change in the national psyche towards optimism. We believe this change may lead to a long-lasting upturn in consumer spending as well as in corporate investment.

The pace of corporate investment in developing economies has not been an issue. Multi-nationals are seeking sources of growth, governments are flush with cash, especially in emerging Asia, and consumers are increasingly turning from being consistent savers to being consistent spenders. The result has changed the outlook for several global industries, most notably for those in the Materials sector, as well for the capital goods industry as manufacturing capacity is expanded and pent-up demand for better public infrastructure is met.

Our view that companies face difficulty in growing in mature economies and that developing economies will thus be an important source of growth for all companies is not new. Indeed, our world view, formed from the many meetings and contacts we have with companies in all sectors and geographies, has undergone little change in this regard. As a result, the Portfolio is little changed in terms of either geographical or industrial exposure. The companies we bought are from a wide range of industries and geographies, but are, we believe, going to grow fast, and for a long time. In Energy we continued our policy of avoiding the oil majors, with diversified, but lower revenue growth opportunities, in favor of companies with well-defined opportunities: in the case of BG Group from the growth in demand of natural gas, and in the case of Gazprom from increased investment in production and distribution capacity to enable it to monetize its vast quantities of Russian energy reserves. In Financials, too, we sought geographies and segments that can grow fast while the industry as a whole does not. We bought a holding in an Austrian bank, Erste, which is becoming a market leader in Central Europe, as well as  a Polish bank, Pekao, where we are directly benefiting from large, and, we think, sustainable growth in consumer demand in that country. Elsewhere in the sector, we bought a new holding in an Indian bank, ICICI, but financed it with a partial sale of its competitor, HDFC Bank. In China, we bought a new holding in port operator, China Merchants. These new emerging market holdings were offset by sales of two Thai companies, cellular operator Advanced Info Services, and Bangkok Bank, so that overall exposure to emerging markets was roughly unchanged. There were a number of other transactions during the year, all driven by company specific or price issues.

It has been a good year for our shareholders. Markets returns have been strong, and Portfolio returns stronger still. Our focus on high quality growth companies is, of course, unchanged. Our conviction that they offer the prospect of returns above those of the market as a whole is also unchanged.

2

Harding, Loevner Funds, Inc.

International Equity Portfolio — Overview (continued)

(unaudited)

October 31, 2005

Past performance does not guarantee future results.

The Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

MSCI All Country World Free ex-US Index includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. Net dividends reinvested.

Lipper International Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

You cannot invest directly in an Index.

3

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005

Percentage of
Industry	Net Assets
Advertising Agencies	2.6%
Automobiles	1.3
Automotive	1.7
Banks	17.2
Beverages, Food & Tobacco	4.9
Commercial Banks	2.4
Construction Materials	1.6
Cosmetics & Personal Care	1.6
Discount Stores	1.7
Diversified Electronics	2.1
Diversified Food	4.0
Electric Utilities	1.2
Electronic Equipment & Instruments	6.3
Food & Drug Retailing	2.3
General Diversified	5.8
Health Care Equipment & Supplies	1.3
Heavy Machinery	6.2
Industrial Chemicals & Gases Manufacturers	2.9
Insurance	1.8
Integrated International Oil Producers	2.3
Media	1.8
Medical Supplies	1.9
Miscellaneous Retailers	1.0
Oil & Gas	9.7
Other Financial Services	1.8
Parts & Components	1.8
Pharmaceuticals	6.6
Real Estate	2.4
Software	2.0
Textiles & Apparel	1.0
Transportation	1.0
Wholesalers	1.2
Total Investments	103.4
Other Assets Less Liabilities	(3.4)
Net Assets	100.0%

4

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

	Shares	Value (1)
Long Term Investments - 97.9%
Common Stocks - 97.9%
Austria - 3.2%
Erste Bank der Oesterreichischen Sparkassen AG (Banks)	112,500	$5,849,279
Oest Elektrizitatswirts, Class A (Electric Utilities)	11,600	3,698,181
		9,547,460
Bermuda - 1.8%
Bunge Ltd. (Beverages, Food & Tobacco)	101,800	5,287,492
Canada - 4.9%
EnCana Corp. (Oil & Gas)	169,732	7,783,910
Imperial Oil Ltd. (Integrated International Oil Producers)	80,080	7,033,426
		14,817,336
France - 11.8%
Air Liquide (Industrial Chemicals & Gases Manufacturers)	47,075	8,560,629
Carrefour SA (Miscellaneous Retailers)	67,560	3,002,721
Dassault Systemes SA (Software)	117,800	6,074,996
LVMH Moet Hennessy Louis Vuitton SA (Beverages, Food & Tobacco)	75,400	6,105,012
Sanofi-Aventis (Pharmaceuticals)	68,000	5,444,716
Schneider Electric SA (Heavy Machinery)	76,910	6,315,115
		35,503,189
Germany - 2.3%
Metro AG (Food & Drug Retailing)	151,470	6,888,954
Hong Kong - 6.4%
China Merchants Holdings International Co., Ltd. (Transportation)	1,594,000	3,101,576
Denway Motors Ltd. (Automobiles)	12,540,000	3,772,783
Hutchison Whampoa Ltd. (General Diversified)	609,000	5,780,280
Li & Fung Ltd. (Wholesalers)	1,700,000	3,638,616
Yue Yuen Industrial Holdings Ltd. (Textiles & Apparel)	1,204,500	3,041,234
		19,334,489
India - 2.2%
HDFC Bank Ltd. (Banks)	235,300	3,172,881
ICICI Bank Ltd. (Banks)	300,000	3,319,512
		6,492,393
Ireland - 1.6%
CRH plc (Construction Materials)	188,452	4,709,501
Japan - 18.1%
Daikin Industries Ltd. (Heavy Machinery)	256,600	6,679,546
Hirose Electronics Co., Ltd. (Electronic Equipment & Instruments)	42,200	4,836,812
JSR Corp. (Automotive)	217,700	5,126,393
Kao Corp. (Cosmetics & Personal Care)	195,900	4,678,376
Keyence Corp. (Electronic Equipment & Instruments)	34,650	8,013,610
Mitsubishi Corp. (General Diversified)	600,600	11,761,087

See Notes to Financial Statements

5

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Sumitomo Realty & Development Co., Ltd. (Real Estate)	451,000	$7,244,824
Yokogawa Electric Corp. (Electronic Equipment & Instruments)†	416,000	6,125,727
		54,466,375
Mexico - 1.7%
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)	107,490	5,227,626
Netherlands - 4.2%
Heineken NV (Beverages, Food & Tobacco)	105,337	3,336,089
Qiagen NV (Health Care Equipment & Supplies)*†	314,400	3,742,210
VNU NV (Media)	171,200	5,442,450
		12,520,749
Poland - 1.0%
Bank Pekao SA - GDR (Banks)	62,800	3,021,728
Russia - 2.3%
OAO Gazprom - Sponsored ADR Reg S (Oil & Gas)†	115,100	6,803,927
Singapore - 1.1%
DBS Group Holdings Ltd. (Commercial Banks)	353,083	3,195,064
South Africa - 2.5%
Sasol Ltd. (Oil & Gas)	238,600	7,615,439
South Korea - 2.1%
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)	23,800	6,356,049
Spain - 3.9%
Banco Santander Central Hispano SA (Banks)	608,400	7,758,980
Bankinter SA (Commercial Banks)	70,000	4,017,757
		11,776,737
Sweden - 3.6%
Atlas Copco AB, Class A (Heavy Machinery)	307,800	5,621,144
Skandinaviska Enskilda Banken AB, Class A (Banks)	277,400	5,173,754
		10,794,898
Switzerland - 11.3%
Actelion Ltd. (Pharmaceuticals)*	41,000	4,607,734
Nestle SA - ADR (Diversified Food)	99,420	7,392,394
Roche Holding AG - Genusschein (Pharmaceuticals)	66,430	9,924,513
Swiss Re - Registered (Insurance)	77,800	5,253,206
UBS AG - Registered (Banks)	80,210	6,808,679
		33,986,526
Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co. (Parts & Components)	3,514,794	5,497,465
United Kingdom - 10.1%
BG Group plc (Oil & Gas)	791,500	6,945,346
Smith & Nephew plc (Medical Supplies)	685,500	5,800,362
Standard Chartered plc (Other Financial Services)	252,540	5,302,160

See Notes to Financial Statements

6

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Unilever plc (Diversified Food)	449,400	$4,556,237
WPP Group plc (Advertising Agencies)	804,730	7,905,265
		30,509,370
Total Common Stocks (Cost $212,526,933)		294,352,767
Total Long Term Investments (Cost $212,526,933)		294,352,767
Short Term Investments - 3.6%	Face Amount
Federal Home Loan Bank, 3.693%, due 11/04/05††	4,908,578	4,908,578
Federal Home Loan Mortgage Corporation, 3.686%, due 11/02/05††	5,839,310	5,839,310
Total Short Term Investments (Cost $10,747,888)		10,747,888
Repurchase Agreement - 1.9%
Investors Bank & Trust Repurchase Agreement, 2.75%, due 11/01/05 in the amount of $5,890,577; issued 10/31/05 (collateralized by $5,889,597 par of FNMA #704534, 3.756%, due 06/31/33, SBA #506124, 7.375%, due 12/25/14 and SBA #506413, 7.325% due 09/25/15 with an aggregate market value of $6,184,634) (Cost $5,890,127)	$5,890,127	5,890,127
Total Investments - 103.4% (Cost $229,164,948)		$310,990,782

See Notes to Financial Statements

7

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Value (1)
Liabilities, Net of Other Assets - (3.4)%
Foreign currency (cost $194,055)	$ 186,756
Dividends receivable	356,486
Receivable for fund shares sold	5,488
Tax reclaim receivable	288,658
Prepaid expenses	2,530
Other assets	1,571
Collateral for securities loaned ($10,174,788)	(10,747,888)
Payable for distribution fees	(27)
Payable for fund shares redeemed	(1,650)
Payable to investment advisor	(195,462)
Other liabilities	(149,760)
$ (10,253,298)
Net Assets - 100%
Institutional Class
Applicable to 20,144,865 outstanding $.001 par value shares (authorized 250,000,000 shares)	$ 300,227,412
Net Asset Value, Offering Price and Redemption Price Per Share	$ 14.90
Investor Class
Applicable to 34,210 outstanding $.001 par value shares (authorized 250,000,000 shares)	$ 510,072
Net Asset Value, Offering Price and Redemption Price Per Share	$ 14.91
Components of Net Assets as of October 31, 2005 were as follows:
Paid-in capital	$ 217,624,438
Accumulated undistributed net investment income	1,524,829
Accumulated distributions in excess of net realized gain on investments and foreign currency-related transactions	(212,286)
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies (Note 4)	81,800,503
$ 300,737,484

Summary of Abbreviations

ADR	-	American Depository Receipt
FNMA	-	Federal National Mortgage Association
GDR	-	Global Depositary Receipt
SBA	-	Small Business Administration
(1)		See Note 2 to Financial Statements
*		Non-income producing security
†

All or a portion of this security was out on loan at October 31, 2005; the value of the securities loaned amounted to $10,174,788. The value of collateral amounted to $10,747,888 which consisted of cash equivalents.

††		Represents investments of security lending collateral.

See Notes to Financial Statements

8

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio—Overview

(unaudited)

October 31, 2005

	Returns for the Period Ended October 31, 2005
	Cumulative Total Returns			Average Annualized Total Return
FUND NAME	Last 12 Months	5 YR	Inception	5 YR	Inception
Emerging Markets Portfolio (11/9/98)	38.76%	126.08%	246.95%	17.72%	19.52%
MSCI Emerging Markets Free (Net dividend)	33.80%	95.19%	142.52%	14.31%	13.54%
Lipper Emerging Markets Funds Index	32.96%	99.90%	147.63%	14.86%	13.88%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by visiting the website at www.hardingloevner.com.

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

9

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio — Overview (continued)

(unaudited)

October 31, 2005

The Portfolio rose in value by 38.76% net of fees in the financial year ending October 31, 2005. In comparison, the benchmark MSCI Emerging Markets Index rose by 33.80%. Please refer to the preceding page of the report for complete performance information.

We feel the basic trends favoring the continued progress of the developing markets are powerful. The confluence of growing workforces, improving economic management by governments, and globalization of trade in services as well as goods has led to strong economic performance. Emerging markets economies are growing at around twice the pace of the developed world. Increased foreign exchange reserves have facilitated stable currencies and falling domestic interest rates, which in turn have fuelled the empowerment of emerging markets consumers.

Emerging markets companies (EM) are growing their revenues at approximately three times the rate of their developed markets counterparts. Less well known is the fact that the stocks of these companies are of significantly higher quality than developed markets stocks. While the emerging markets have appreciated significantly over the past three years, the combination of earnings growth and the reducing risk of the EM economies provide the basis for our view of long-term favorable performance.

Over half of the Portfolio is invested in the stocks of companies focused on the “emerging” consumer in their domestic and regional markets. These include our overweights in Consumer Discretionary and Consumer Staples, along with the exposure to retail banks and cellular telephone operators. The dynamics of the development of the EM consumer wallet are specific in each country. For example, the development of mortgage financing in Mexico has fuelled demand for affordable homes, built by Portfolio holdings Concorcio Ara and Urbi Desarrollos Urbanos. In India, Bharti Tele-Ventures continues to roll out its GSM cellular platform, in a country where cellular penetration is currently around 10% and expected to triple. JD Group operates a range of retail formats positioned to benefit from strong household formation in South Africa.

The Emerging Markets are also home to an increasing number of companies that participate in global industries and compete for customers in the developed economies as well as at home. Traditionally, the Emerging Markets have been associated with exporters of natural resources, agricultural products and low-cost manufactured goods. During the year, we cut back our exposure to extractive industries to a significantly underweight position, corresponding to our view that most commodity prices have passed their cyclical peak. Our sales included long-term holding CVRD, the Brazilian iron ore miner, and Yangzhou Coal and the Aluminum Company of China. We continue to be highly selective in our stocks of low-cost manufacturers. For example, we sold Yue Yuen, the manufacturer of athletic footwear, because we anticipated the company’s difficultly in passing through labor and petrochemical feedstock cost increases to customers such as Nike and Adidas. We bought Johnson Electric, the producer of micro-motors, in order to benefit from scale economies and the decreasing costs of steel, a key raw material.

We are underweight in Information Technology overall because, we believe, relatively few businesses are positioned to win over successive technology product cycles. We continue to hold global technology leaders such as Samsung and Taiwan Semiconductor, and added Hon Hai, a Taiwanese electronics contract manufacturer.

Our Energy exposure is focused on companies that, we believe, are positioned to benefit from an environment of generally high energy prices, but we are underweight in stocks directly dependent on the oil price. A notable theme within Energy is the strategic role of Russian producers; holdings include Gazprom, the owner of the world’s largest gas reserves. Other holdings include Sasol, the South African integrated producer, now commercializing its gas-to-liquids petrochemical technology, and sour crude refiners such as Reliance of India.

Our investment process is designed to identify high quality growth companies from which to build a diversified portfolio of 70 or 80 stocks, reflecting our analytic insights. Reassuringly, we observe that  the outperformance of the Portfolio this year is attributable primarily to the stock selection arising from our analytic insights, rather than to the results of any geographic ‘bets’.

10

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio — Overview (continued)

(unaudited)

October 31, 2005

Past performance does not guarantee future results.

The Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

MSCI Emerging Markets Free Index includes all emerging markets in the MSCI universe of 26 countries, with Free versions of countries where they exist. Net dividends reinvested.

Lipper Emerging Market Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. You cannot invest directly in this Index.

You cannot invest directly in an Index.

11

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005

Industry	Percentage of Net Assets
Aerospace & Defense	1.3%
Automotive	5.5
Banks	17.5
Beverages, Food & Tobacco	2.2
Brewers	1.7
Building Materials	2.7
Commercial Banks	1.6
Commercial Services & Supplies	1.0
Computer Software & Processing	1.5
Computers & Information	0.7
Discount Stores	1.6
Diversified Electronics	4.6
Electrical Equipment	5.1
Entertainment & Leisure	1.2
Financial Services	1.2
Heavy Machinery	1.2
Home Construction, Furnishings & Appliances	4.2
Industrial Conglomerates	1.3
Insurance	1.8
Metals & Mining	3.6
National & Regional Food Chains	1.3
Oil & Gas	11.9
Parts & Components	3.1
Pharmaceuticals	1.3
Real Estate	1.2
Retailers	2.2
Securities Brokerage	1.2
Systems & Subsystems	1.0
Telephone Systems	11.3
Transportation	5.5
Total Investments	101.5
Other Assets Less Liabilities	(1.5)
Net Assets	100.0%

12

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

	Shares	Value (1)
Long Term Investments - 96.0%
Common Stocks - 89.0%
Brazil - 3.7%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (National & Regional Food Chains)†	315,000	$8,681,400
Embraer Aircraft Corp. - ADR (Aerospace & Defense)	235,360	9,129,614
Petroleo Brasileiro SA - ADR (Oil & Gas)	122,000	7,795,800
		25,606,814
Cayman Islands - 1.2%
ASM Pacific Technology Ltd. (Heavy Machinery)	1,787,000	8,293,373
Chile - 1.2%
Banco Santander - ADR (Banks)	208,000	8,122,400
Egypt - 3.1%
Egyptian Mobile Phone Network (Telephone Systems)	263,000	8,684,224
Orascom Telecom Holding SAE - GDR (Telephone Systems)	260,700	12,792,591
		21,476,815
Hong Kong - 5.5%
China Merchants Holdings International Co., Ltd. (Transportation)	4,856,000	9,448,715
China Mobile HK Ltd. - ADR (Telephone Systems)	418,000	9,384,100
Johnson Electric Holdings Ltd. (Electrical Equipment)	10,500,000	9,497,524
Techtronic Industries Co. (Electrical Equipment)	3,805,000	9,388,084
		37,718,423
Hungary - 1.6%
Gedeon Richter Rt. (Pharmaceuticals)	53,900	8,857,386
MOL Magyar Olaj-es Gazipari Rt. (Oil & Gas)	23,075	2,152,106
		11,009,492
India - 11.5%
Bajaj Auto Ltd. (Automotive)	237,000	8,965,875
Bharat Heavy Electricals (Electrical Equipment)	383,000	9,788,119
Bharti Tele-Ventures Ltd. (Telephone Systems)*	1,938,208	13,889,617
Gujarat Ambuja Cements Ltd. (Building Materials)	6,300,000	9,732,965
HDFC Bank Ltd. - ADR (Banks)	167,000	7,379,730
ICICI Bank Ltd. (Banks)	371,000	4,105,130
ICICI Bank Ltd. - Sponsored ADR (Banks)	225,000	5,321,250
Reliance Industries Ltd. - Sponsored GDR (Oil & Gas)	300,000	10,069,096
Satyam Computer Services Ltd. (Computer Software & Processing)	775,000	10,455,317
		79,707,099

13

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Indonesia - 0.7%
PT International Nickel Indonesia Tbk (Metals & Mining)	3,349,500	$4,785,777
Luxembourg - 1.3%
Tenaris SA - ADR (Metals & Mining)	84,000	9,227,400
Malaysia - 4.4%
Malaysia International Shipping Corp. Berhad (Transportation)	4,106,000	10,327,659
Maxis Communications Berhad (Telephone Systems)	2,762,000	6,588,450
Public Bank Berhad (Banks)	3,087,200	5,355,876
Resorts World Berhad (Entertainment & Leisure)	2,950,000	8,203,911
		30,475,896
Mexico - 8.7%
America Movil SA de CV, Series L - ADR (Telephone Systems)	408,000	10,710,000
Consorcio ARA SA de CV Series (Real Estate)	2,323,300	8,575,455
Controladora Comercial Mexicana SA de CV (Retailers)	5,145,000	7,723,105
Grupo Aeroportuario del Sureste SA de CV - ADR (Commercial Services & Supplies)	223,000	7,247,500
Grupo Financiero Banorte SA de CV, Class O (Financial Services)	945,000	8,056,442
Urbi Desarrollos Urbanos SA de CV (Home Construction, Furnishings & Appliances)*	1,018,000	6,423,910
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)	230,800	11,224,635
		59,961,047
Philippines - 1.2%
Philippine Long Distance Telephone Co. - Sponsored ADR (Telephone Systems)†	271,000	8,170,650
Poland - 2.1%
Bank Pekao SA (Banks)	155,400	7,366,712
Polski Koncern Naftowy Orlen SA (Oil & Gas)	391,700	6,930,056
		14,296,768
Russia - 6.3%
Lukoil -Sponsored ADR (Oil & Gas)	244,000	13,456,600
OAO Gazprom - Sponsored ADR Reg S (Oil & Gas)†	161,500	9,546,778
OAO Gazprom - Sponsored GDR Reg S (Oil & Gas)†	142,000	8,392,200
Sberbank of Russia (Banks)	13,600	12,104,000
		43,499,578
South Africa - 12.3%
Bidvest Group Ltd. (Industrial Conglomerates)	670,589	8,989,103
Impala Platinum Holdings Ltd. (Metals & Mining)	102,400	11,177,529
JD Group Ltd. (Home Construction, Furnishings & Appliances)	514,000	5,495,680
MTN Group Ltd. (Telephone Systems)	1,012,000	7,537,450
Pretoria Portland Cement Co., Ltd. (Building Materials)	200,000	8,943,502
SABMiller plc (Brewers)	630,000	11,835,021
Sasol Ltd. (Oil & Gas)	391,000	12,479,617

14

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

South Africa (continued)
Standard Bank Group Ltd. (Banks)	800,769	$8,254,855
Steinhoff International Holdings Ltd. (Home Construction, Furnishings & Appliances)*	3,940,000	10,317,318
		85,030,075
South Korea - 14.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Transportation)	500,000	10,020,589
Hankook Tire Co., Ltd. (Automotive)	576,000	6,919,727
Hyundai Mobis (Automotive)	129,000	10,298,309
Hyundai Motor Co., Ltd. (Automotive)	156,800	11,566,512
Kookmin Bank - ADR (Banks)	176,500	10,311,130
S1 Corp. (Securities Brokerage)	193,000	8,381,946
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)	3,400	902,134
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)	80,750	21,565,166
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	131,500	12,538,337
Shinsegae Co., Ltd. (Retailers)	20,150	7,236,547
		99,740,397
Taiwan - 5.8%
Advantech Co., Ltd. (Computers & Information)	2,105,585	4,645,805
Delta Electronics (Electrical Equipment)	3,980,168	6,723,402
Hon Hai Precision Industry Co., Ltd. (Parts & Components)	2,583,000	11,162,988
Synnex Technology International Corp. (Systems & Subsystems)	5,767,890	6,983,350
Taiwan Semiconductor Manufacturing Co. (Parts & Components)	6,790,844	10,621,513
		40,137,058
Thailand - 0.8%
Siam Commercial Bank-Alien (Banks)	4,957,000	5,743,459
Turkey - 3.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages, Food & Tobacco)	273,722	6,686,604
Arcelik AS (Home Construction, Furnishings & Appliances)	1,090,000	6,497,525
Turkiye Is Bankasi (Banks)	1,300,000	9,012,085
		22,196,214
Total Common Stocks (Cost $537,357,383)		615,198,735
Preferred Stock - 7.0%
Brazil - 4.0%
All America Latina Logistica SA (Transportation)	204,800	7,911,694
Banco Itau Holding Financeria SA - ADR (Commercial Banks)	469,480	11,248,741
Sadia SA (Beverages, Food & Tobacco)	3,405,000	8,407,407
		27,567,842
Russia - 1.7%
Transneft (Oil & Gas)*	7,200	11,592,000

15

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

South Korea - 1.3%
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)†	45,000	$9,192,942
Total Preferred Stock (Cost $35,637,421)		48,352,784
Total Long Term Investments (Cost $572,994,804)		663,551,519
Short Term Investments - 2.8%	Face Amount
Federal Home Loan Bank, 3.693%, due 11/04/05††	8,966,996	8,966,996
Federal Home Loan Mortgage Corporation, 3.686%, due 11/02/05††	10,667,258	10,667,258
Total Short Term Investments (Cost $19,634,254)		19,634,254
Repurchase Agreement - 2.7%
Investors Bank & Trust Repurchase Agreement, 2.75% due 11/01/05 in the amount of $18,287,083; issued 10/31/05 (collateralized by $17,730,791 par of SBA #’s 506241, 506323, 506333, and 506707, with rates ranging from 6.625% to 7.125%, with maturity dates ranging from 09/25/16 to 11/25/28 and an aggregate market value of $19,199,970). (Cost $18,285,686)	$18,285,686	18,285,686
Total Investments - 101.5% (Cost $610,914,744)		$701,471,459

16

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Value (1)
Liabilities, Net of Other Assets - (1.5)%
Cash	$804
Foreign currency (cost $1,348,423)	1,345,086
Dividends receivable	254,120
Receivable for fund shares sold	5,133,636
Receivable for open forward foreign currency contracts	3,886,133
Receivable for securities sold	3,863,474
Tax reclaim receivable	75,752
Prepaid expenses	1,284
Other assets	3,543
Collateral for securities loaned ($18,780,638)	(19,634,254)
Payable for fund shares redeemed	(189,018)
Payable to investment advisor	(627,158)
Payable for open forward currency exchange contracts	(3,874,692)
Payable for securities purchased	(321,187)
Other liabilities	(421,406)
$(10,503,883)
Net Assets - 100%
Applicable to 22,723,891 outstanding $.001 par value shares (authorized 500,000,000 shares)	$690,967,576
Net Asset Value, Offering and Redemption Price Per Share	$30.41
Components of Net Assets as of October 31, 2005 were as follows:
Paid-in capital	$597,884,022
Accumulated undistributed net investment income	1,217,858
Accumulated undistributed net realized gain on investments and foreign currency-related transactions	1,334,245
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies (Note 4)	90,531,451
$690,967,576

Summary of Abbreviations

ADR	-	American Depository Receipt
FNMA	-	Federal National Mortgage Association
GDR	-	Global Depositary Receipt
SBA	-	Small Business Administration
(1)		See Note 2 to Financial Statements
*		Non-income producing security
†

All or a portion of this security was out on loan at October 31, 2005; the value of the securities loaned amounted to $18,780,638. The value of collateral amounted to $19,634,254 which consisted of cash equivalents.

††		Represents investments of security lending collateral.

See Notes to Financial Statements

17

Harding, Loevner Funds, Inc.

Statements of Operations

Year Ended October 31, 2005

	International	Emerging
	Equity	Markets
	Portfolio	Portfolio
Investment Income
Interest	$129,384	$195,594
Dividends (net of foreign withholding taxes of $481,788 and $453,524, respectively)	5,482,771	8,064,111
Security lending income	88,970	63,028
Total investment income	5,701,125	8,322,733
Expenses
Investment advisory fees (Note 3)	2,418,834	4,070,400
Administration fees (Note 3)	275,729	263,349
Distribution fees, Investor Class	27	—
Custodian and accounting fees	311,857	494,617
Directors’ fees and expenses (Note 3)	41,401	33,516
Shareholder record keeping fees	48,988	42,715
Printing and postage fees	12,781	9,006
State registration filing fees	22,798	27,453
Professional fees	111,611	95,618
Other fees and expenses	132,504	442,890
Total expenses	3,376,530	5,479,564
Waiver of investment advisory fee (Note 3)	(151,391)	—
Net expenses	3,225,139	5,479,564
Net investment income	2,475,986	2,843,169
Realized and Unrealized Gain (Loss) (Note 4)
Net realized gain (loss) —
Investment transactions (net of foreign tax expense $281,308 and $66,342, respectively)	41,100,021	1,316,038
Foreign currency transactions	(647,163)	(1,557,866)
Net realized gain (loss)	40,452,858	(241,828)
Change in unrealized appreciation (depreciation) —
Investments	18,760,691	78,617,619
Translation of assets and liabilities denominated in foreign currency	(60,534)	(27,120)
Net change in unrealized appreciation	18,700,157	78,590,499
Net realized and unrealized gain	59,153,015	78,348,671
Net Increase in Net Assets Resulting from Operations	$61,629,001	$81,191,840

See Notes to Financial Statements

18

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

	International Equity Portfolio
	Year Ended	Year Ended
	October 31,	October 31,
	2005	2004
Increase in Net Assets from Operations
Net investment income	$2,475,986	$2,907,009
Net realized gain on investments and foreign currency transactions	40,452,858	27,521,983
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	18,700,157	4,847,378
Net increase in net assets resulting from operations	61,629,001	35,276,370
Distributions to Shareholders from:
Net investment income
Institutional Class	(1,432,687)	(2,167,605)
Total distributions to shareholders	(1,432,687)	(2,167,605)
Transactions in Shares of Common Stock
Proceeds from sale of shares
Investor Class	521,999	—
Institutional Class	11,311,197	49,810,442
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	1,313,542	1,833,540
Cost of shares redeemed
Investor Class	(14,714)	—
Institutional Class	(88,011,589)	(119,352,363)
Redemption fees
Institutional Class	400	—
Net Decrease in Net Assets from Fund Share Transactions	(74,879,165)	(67,708,381)
Net Decrease in Net Assets	(14,682,851)	(34,599,616)
Net Assets
At beginning of year	315,420,335	350,019,951
At end of year	$300,737,484	$315,420,335
Accumulated Undistributed Net Investment Income Included in Net Assets	$1,524,829	$1,431,240

See Notes to Financial Statements

19

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

	Emerging Markets Portfolio
	Year Ended	Year Ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,843,169	$219,128
Net realized gain (loss) on investments and foreign currency transactions	(241,828)	3,034,920
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	78,590,499	5,541,093
Net increase in net assets resulting from operations	81,191,840	8,795,141
Distributions to Shareholders from:
Net investment income	(120,585)	(62,351)
Net realized gain from investments and foreign currency-related transactions	(2,143,956)	—
Total distributions to shareholders	(2,264,541)	(62,351)
Transactions in Shares of Common Stock
Proceeds from sale of shares	601,485,970	30,147,050
Net Asset Value of shares issued to shareholders upon reinvestment of dividends	2,223,089	58,908
Cost of shares redeemed	(58,688,332)	(1,798,399)
Redemption fees	214,731	7,670
Net Increase in Net Assets from Fund Share Transactions	545,235,458	28,415,229
Net Increase in Net Assets	624,162,757	37,148,019
Net Assets
At beginning of year	66,804,819	29,656,800
At end of year	$690,967,576	$66,804,819
Accumulated Undistributed Net Investment Income Included in Net Assets	$1,217,858	$119,482

See Notes to Financial Statements

20

Harding, Loevner Funds, Inc.

Financial Highlights

International Equity Portfolio— Investor Class
For the Period Ended Oct. 31, 2005(1)
Per Share Data
Net Asset Value, Beginning of Period	$15.63
Decrease in Net Assets from Operations
Net investment loss	(0.00)*
Net realized and unrealized loss on investments and foreign currency-related transactions	(0.72)
Net decrease from investment operations	(0.72)
Net Asset Value, End of Period	$14.91
Total Return	(4.61)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$510
Ratio of net operating expenses to average net assets	1.25%
Ratio of net investment income (loss), to average net assets	(1.25)%
Decrease reflected in above expense ratios due to waiver of investment advisory and administration fees, and reimbursement of other expenses	0.08%
Portfolio turnover rate	38%

(1)	For the period September 30, 2005 (commencement of operations) through October 31, 2005.
*	Rounds to less than $(0.01).

See Notes to Financial Statements

21

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

	Emerging Markets Portfolio
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31, 2005	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001
Per Share Data
Net Asset Value, Beginning of Year	$22.31	$18.16	$12.49	$11.88	$14.89
Increase (Decrease) in Net Assets from Operations
Net investment income	0.11	0.07	0.07	0.04	0.01
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	8.43	4.12	5.60	0.58	(1.89)
Net increase (decrease) from investment operations	8.54	4.19	5.67	0.62	(1.88)
Distributions to Shareholders from:
Net investment income	(0.02)	(0.04)	—	(0.01)	—
Net realized gain from investments and foreign currency-related transactions	(0.42)	—	—	—	(1.13)
Total distributions	(0.44)	(0.04)	—	(0.01)	(1.13)
Net Asset Value, End of Year	$30.41	$22.31	$18.16	$12.49	$11.88
Total Return	38.76%	23.09%	45.40%	5.22%	(13.48)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$690,968	$66,805	$29,657	$10,116	$2,731
Ratio of net operating expenses to average net assets	1.68%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income, to average net assets	0.87%	0.51%	0.76%	0.19%	0.08%
Decrease reflected in above expense ratios due to waiver of investment advisory and administration fees, and reimbursement of other expenses	—	0.02%	0.08%	0.39%	1.15%
Portfolio turnover rate	36%	40%	58%	43%	38%

22

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2005

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund currently has four Portfolios (individually, “Portfolio”), all of which were active as of October 31, 2005: International Equity Portfolio (“International Equity”); Global Equity Portfolio; Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”); and Emerging Markets Portfolio (“Emerging Markets”). International Equity and Emerging Markets are presented hereinafter. The investment objective of each portfolio is as follows: International Equity—to seek long-term capital appreciation through investments in equity securities of companies based outside the United States; Emerging Markets—to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets.

International Equity commenced operations on October 31, 1996 after acquiring the net assets of Harding, Loevner Management, L.P.’s AMT Capital Fund, Inc. Emerging Markets commenced operations on November 9, 1998. Effective August 5, 2005, International Equity launched the Investor Class Shares and converted existing shareholders to the Institutional Class. Investor Class of International Equity commenced operations on September 30, 2005. The Fund is managed by Harding, Loevner Management, L.P. (the “Investment Adviser”).

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. The following is a summary of the Fund’s significant accounting policies:

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors (the “Board”) of the Fund has adopted procedures (“Procedures”) to govern the valuation of the portfolio securities held by each series of the Fund in accordance with the Investment Company Act of 1940, as amended (“1940 Act”). The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of funds and their Directors to determine, in good faith, the fair value of the fund’s portfolio securities when market quotations are not readily available.

All investments in the Portfolios are valued daily at their market prices, which results in unrealized gains or losses. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which no sales are reported are valued at the latest bid price obtained from a quotation reporting system or from established market makers. Repurchase agreements are valued at their amortized cost plus accrued interest. Securities for which market quotations are not readily available are fair valued by the Board or its delegate in accordance with the Procedures, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service unless the Fund determines that use of another fair valuation methodology is appropriate. If a significant event occurs after the close of trading in a security but before the calculation of the Fund’s net asset value and such significant event has a material impact on the Fund’s net asset value per share (i.e. , more than $0.01 per share), then the security may be fair valued in accordance with the Procedures. As of October 31, 2005, there were no securities in the Fund which required valuation by the Board or its delegate.

23

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

2. Summary of Significant Accounting Policies (continued)

Securities

All securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the fund is informed of such dividends). The Fund accretes discount or amortizes premium on a daily basis as adjustments to interest income and the cost of investments. The Fund uses the specific identification method for determining realized gains or losses from sales of securities.

Income Tax

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

Expenses

Expenses directly attributed to a specific Portfolio of the Fund are charged to that Portfolio’s operations; expenses not directly attributable to a specific Portfolio are allocated among the Portfolios either equitably or based on their average daily net assets.

Distribution Plan

Quasar Distributors, LLC serves as the non-exclusive distributor of each class of the Company’s shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class shares of International Equity and Global Equity. Under the terms of the plan, each Portfolio compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Portfolio attributable to its Investor Class shares for distribution and related services.

Dividends to Shareholders

It is the policy of the Fund to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that any differences which are permanent in nature result in overdistributions to shareholders, the amount of the overdistribution is reclassified within the capital accounts based on its federal tax basis treatment. Temporary differences do not require reclassification. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities

24

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

2. Summary of Significant Accounting Policies (continued)

denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rate.

Security Lending

Each Portfolio is authorized to lend securities from its investment portfolios to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, the Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are approved by the Board of Directors and are deemed by Harding Loevner to be of good financial standing. The Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with the Portfolio’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of the Portfolio unless otherwise required by law.

For the period ended October 31, 2005, the market value of the securities on loan and the value of the related collateral were as follows:

Portfolio	Market Value of Loaned Securities	Collateral Value
International Equity	$ 10,174,788	$ 10,747,888
Emerging Markets	18,780,638	19,634,254

3. Significant Agreements and Transactions with Affiliates

The Fund’s Board of Directors has approved investment advisory agreements (the “Agreements”) with the Investment Adviser. The advisory fees are computed daily at an annual rate of 0.75% and 1.25% of the average daily net assets of International Equity and Emerging Markets, respectively.

In addition, the Fund has an administration agreement with Investors Bank & Trust Company, which provides certain accounting, clerical and bookkeeping services, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. Under this agreement, International Equity and Emerging Markets incurred $275,729 and $263,349, respectively, in administration fees and $311,857 and $494,617, respectively, in custodian and accounting fees for the year ended October 31, 2005.

The Investment Adviser has voluntarily agreed to reduce its fee to the extent that aggregate expenses (exclusive of brokerage commissions, other investment expenses, interest on borrowings, taxes and extraordinary expenses) exceed an annual rate of 1.25% and 1.75%, respectively, of the average daily net assets of International Equity and Emerging Markets. For the year ended October 31, 2005, the Investment Adviser voluntarily waived $151,391 in investment advisory fees only from International Equity (Investors class $9).

Directors’ fees and related expenses for International Equity and Emerging Markets amounted to $41,101 and $33,516, respectively, for the year ended October 31, 2005.

The Fund has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the economies of scale associated with these intermediaries’ holding their customers’ shares in a

25

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

3. Significant Agreements and Transactions with Affiliates (continued)

single account with the Fund’s transfer agent, the Portfolio is authorized to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary for providing sub-accounting and related shareholder services (subject to the voluntary expense cap); the balance of the intermediaries’ fees are paid by the Fund. Because of the Fund’s voluntary cap on the Portfolios fees and expenses, the Fund paid a portion or all of each Portfolio’s share of these fees during the year ended October 31, 2005. The Fund may enter into similar arrangements with other intermediaries in the future.

4. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2005, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
International Equity	$ 118,695,682	$ 192,697,474
Emerging Markets	636,245,353	116,952,331

The cost of investments for federal income tax purposes and the components of net unrealized appreciation on investments at October 31, 2005, for each of the Portfolios were as follows:

Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net	Cost
International Equity	$ 85,204,626	$ 3,845,005	$ 81,359,621	$ 229,631,161
Emerging Markets	94,861,455	4,497,337	90,364,118	611,107,341

The unrealized depreciation on foreign currency for International Equity and Emerging Markets was $(25,331) and $(35,381), respectively, for the year ended October 31, 2005.

During the year ended October 31, 2004, the tax character of distributions paid from ordinary income was $2,167,605 and $62,351, respectively for International Equity and Emerging Markets.

During the year ended October 31, 2005, the tax character of distributions paid from ordinary income was $1,432,687 and $120,585, respectively for International Equity and Emerging Markets. The tax character of distributions paid from long-term capital gains was $2,143,956 for Emerging Markets.

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
International Equity	$ 1,524,829	$ 253,927	$ —	$ 81,334,290	$ 83,113,046
Emerging Markets	1,227,975	1,526,842	—	90,328,737	93,083,554

*   The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the deferral of losses on wash sales and realization of unrealized appreciation of currency contracts.

At October 31, 2005, International Equity and Emerging Markets had no capital loss carryovers.

The International Equity utilized $40,745,543 of capital loss carryforwards in the current period to offset net realized capital gain for federal tax purposes.

26

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

4. Investment Transactions (continued)

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Fund made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Fund. As of October 31, 2005, the following reclassifications were made to the Statements of Net Assets.

Accumulated Undistributed
		Net Realized Gain/Loss on	Accumulated
		Investments & Foreign	Undistributed
		Currency Related	Net Investment
Portfolio	Paid-in Capital	Transactions	Income
International Equity	$ 1	$ 949,709	$ (949,710)
Emerging Markets	2,629	1,621,579	(1,624,208)

5. Foreign Exchange Contracts

The Portfolios, on occasion, enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized appreciation or depreciation on assets and liabilities denominated in foreign currencies by the Portfolios. The Portfolios are also exposed to credit risk associated with counter party nonperformance on these forward foreign exchange contracts which is typically limited to the unrealized gain on each open contract.

The Portfolios enter into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to dollars the proceeds from foreign investment sales or coupon interest receipts. As of October 31, 2005, the Portfolios had the following open foreign currency transactions to buy or sell currency on the spot markets:

Emerging Markets

Settlement		In Exchange For	Net Unrealized
Date	Sale	(in U.S. dollars)	Appreciation
11/4/2005	806,563,668 HUF	$ 3,863,251	$ 11,441

HUF                     Hungarian Forint

6. Capital Share Transactions

Transactions in capital stock for International Equity—Institutional Class were as follows for the years indicated:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	803,180	$ 11,311,197	4,113,187	$ 49,810,442
Shares issued upon reinvestment of dividends	98,172	1,313,542	153,692	1,833,540
	901,352	12,624,739	4,266,879	51,643,982
Shares redeemed	(6,174,345)	(88,011,589)	(9,832,119)	(119,352,363)
Net decrease	(5,272,993)	$ (75,386,850)	(5,565,240)	$ (67,708,381)

27

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

6. Capital Share Transactions (continued)

Transactions in capital stock for International Equity—Investor Class were as follows for the period indicated:

	Period From
	September 30, 2005
	to October 31, 2005
	Shares	Amount
Shares sold	35,213	$ 521,999
Shares issued upon reinvestment of dividends	—	—
	35,213	521,999
Shares redeemed	(1,003)	(14,714)
Net increase	34,210	$ 507,285

Transactions in capital stock for Emerging Markets were as follows for the years indicated:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	21,717,131	$ 601,485,970	1,446,775	$ 30,147,050
Shares issued upon reinvestment of dividends	90,369	2,223,089	3,013	58,908
	21,807,500	603,709,059	1,449,788	30,205,958
Shares redeemed	(2,078,552)	(58,688,332)	(87,648)	(1,798,399)
Net increase	19,728,948	$ 545,020,727	1,362,140	$ 28,407,559

Redemptions made within 90 days of purchase are subject to a redemption fee equal to 2% of the amount redeemed. For the year ended October 31, 2004, the Emerging Markets Portfolio received $7,670 in redemption fees, and for the year ended October 31, 2005, Emerging Markets and International Equity - Institutional Class received $214,731 and $400 in redemption fees, respectively, related to transactions in shares of common stock on the Statements of Changes in Net Assets.

7. Repurchase Agreements

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell such securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date.

Each Portfolio may engage in repurchase transactions with parties selected on the basis of such party’s creditworthiness. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

8. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the International Equity and Emerging Markets are authorized to invest.

28

Harding, Loevner Funds, Inc.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

Harding, Loevner Funds, Inc.

We have audited the accompanying statements of net assets of Harding, Loevner Funds, Inc. (comprising, the International Equity Portfolio and the Emerging Markets Portfolio), (collectively the “Portfolios”) as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received . We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Harding, Loevner Funds, Inc. at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 6, 2005

29

Harding, Loevner Funds, Inc.

Supplemental Tax Information

(unaudited)

International Equity and Emerging Markets paid qualifying foreign taxes of $741,122 and $519,864 and earned $5,053,664 and $7,682,515 foreign source income during the year ended October 31, 2005, respectively. Pursuant to Section 853 of the Internal Revenue Code, International Equity and Emerging Markets designated $0.0367 and $0.0229 per share as foreign taxes paid and $0.2504 and $0.3381 per share as income earned from foreign sources for the year ended October 31, 2005, respectively.

International Equity and Emerging Markets had qualifying dividend income of $3,825,806 and $5,294,163 during the year ended October 31, 2005, respectively.

Emerging Markets had long-term capital gains of $2,143,956 during the year ended October 31, 2005.

30

Harding, Loevner Funds, Inc.

Supplemental Tax Information (continued)

(unaudited)

The International Equity and Emerging Markets Portfolios have elected to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2005. In accordance with current tax laws, the Foreign Income and Foreign Tax per share (for a share outstanding on October 31, 2005) is as follows:

	International Equity			Emerging Markets
Country	Foreign Tax	Gross Foreign Dividends	Country	Foreign Tax	Gross Foreign Dividends

Bermuda	0.0164	0.0000	Bermuda	0.0060	0.0000
Canada	0.0067	0.0009	Brazil	0.0238	0.0006
France	0.0362	0.0049	Cayman Islands	0.0044	0.0000
Germany	0.0108	0.0016	Chile	0.0071	0.0000
Hong Kong	0.0195	0.0000	Egypt	0.0178	0.0000
India	0.0085	0.0000	Hong Kong	0.0214	0.0000
Ireland	0.0048	0.0000	Hungary	0.0039	0.0006
Japan	0.0273	0.0019	India	0.0214	0.0000
Mexico	0.0035	0.0000	Indonesia	0.0139	0.0021
Netherlands	0.0100	0.0015	Luxembourg	0.0059	0.0000
South Africa	0.0107	0.0000	Mexico	0.0212	0.0000
South Korea	0.0037	0.0001	Philippine Islands	0.0034	0.0000
Spain	0.0208	0.0031	Poland	0.0149	0.0022
Sweden	0.0170	0.0025	Russia	0.0087	0.0007
Switzerland	0.0381	0.0034	South Africa	0.0611	0.0000
Taiwan	0.0118	0.0029	South Korea	0.0183	0.0026
Thailand	0.0045	0.0138	Taiwan	0.0479	0.0117
			Thailand	0.0182	0.0024
			Turkey	0.0188	0.0000

31

Harding, Loevner Funds, Inc.

Approval of Investment Adviser Agreements

October 31, 2005 (unaudited)

The Board of Directors of the Harding, Loevner Funds, Inc. (the “Fund”), and by a separate vote, the Directors of the Fund (the “Independent Directors”) who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, approved the continuance of the Investment Adviser Agreements between the Fund (on behalf of each of the International Equity Portfolio, the Global Equity Portfolio and the Emerging Markets Portfolio (each a “Portfolio” and collectively the “Portfolios”)) and Harding, Loevner Management, L.P. (“HLM” or “Investment Adviser”) with respect to each Portfolio at a meeting held on September 7, 2005.

As part of its review, the Board carefully considered the following: (i) a memorandum from Dechert, LLP, counsel to the Fund, that explained the Directors’ fiduciary duties and obligations under Sections 15 and 36(b) of the 1940 Act as well as the Fund’s disclosure requirements; (ii) comparative fee and performance information; (iii) information on soft dollar transactions; (iv) code of ethics compliance reports; and (v) HLM’s financial statements for the periods ended June 30, 2004 and June 30, 2005.

The Board also considered the following information: (i) a detailed profitability analysis putting the Fund into the context of HLM’s overall advisory business and highlighting the revenues to and expenses of the Investment Adviser in managing the Fund; (ii) the effect of the fee waivers for the International Equity Portfolio and Global Equity Portfolio on net Fund expenses; (iii) the expenses attributable to the Fund, as compared to the expenses of HLM’s overall business, including the allocation of expenses attributable to the Fund, such as direct and indirect costs, overhead and other expenses; (iv) actual expenses for calendar year 2004 and estimated expenses for calendar year 2005; (v) total expenses before distribution costs, such as communications to third parties and fees paid to intermediaries; (vi) how the ownership structure of the Investment Adviser affects certain elements of the Investment Adviser’s profitability analysis (including that the Investment Adviser was a closely held company owned by employees and that for many employees an important part of their compensation was their ownership of equity in the firm; (vii) the long-term profit and loss summary for HLM; (viii) how overhead operating expenses for marketing were distinguished from distribution costs; and (ix) increases in distribution fees paid to third parties as assets under management increase and as the Portfolios become available on additional platforms.

The Board considered a number of factors in evaluating HLM, including: (i) the nature and quality of services provided; (ii) the investment performance of the Portfolios; (iii) the cost of the services provided; (iv) the profitability of the Investment Adviser; (v) the realization of economies of scale; and (vi) comparison of fees and services.

Quality and Nature of the Services

There was a clear consensus among the Independent Directors that HLM was an organization which placed the interests of the Fund’s shareholders first, did an excellent job of communicating with the Fund’s Board and has demonstrated a positive culture of compliance. These determinations were not based merely on the materials provided at the present meeting, but on the Board’s ongoing dealings with HLM. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by HLM argued in favor of renewing the advisory agreement.

The Board then considered the investment performance for each of the three Fund Portfolios. The Board had available to it the qualifications, background and responsibilities of the Portfolios’ portfolio management team and senior management of HLM and recognized that these persons report to the Board regularly. The Board had been provided by HLM copies of investment performance data obtained from Bloomberg and Morningstar for funds in the Lipper International Funds Index and a number of other international equity funds; funds in the Lipper Global Funds Index and a number of other global equity funds; and funds in the Lipper Emerging Market Funds Index and a number of other emerging market funds (collectively the “Peer Group Data”). The Peer Group Data included fund management fees, total expense ratios, net assets, calendar year-to-date return and 1-, 3- and 5-year returns, as well as median and average data with regard to the foregoing.

With respect to the Emerging Markets Portfolio, the Independent Directors reviewed the Fund’s strong recent and historical performance which, net of fees, has outperformed its benchmarks (the MSCI Emerging Markets Index and the Lipper Emerging Markets Index) over the 1-, 3- and 5-year periods and has performed better than the average and median performance of its Peer Group during those periods. Based on this performance, the Board concluded that performance factors warranted consideration in favor of renewal. With respect to the International Equity and Global Equity portfolios, the Independent Directors determined that HLM had done an excellent job in addressing past performance issues for the Portfolios, noting that a combination of market forces (such as the style cycle favoring the portfolios’ investment strategies)

32

Harding, Loevner Funds, Inc.

Approval of Investment Adviser Agreements (continued)

October 31, 2005 (unaudited)

and reorganization efforts undertaken over the past year by management had shown improved performance over the past year. The Board noted that the Global Equity Portfolio’s one year return net of fees exceeded both the MSCI All Country World Index and Lipper Global Equity Fund index, and also exceeded the median and average performance for the Peer Group. With respect to the International Equity Portfolio, the Board noted that the Portfolio’s performance, net of fees, exceeded both the Portfolio’s two benchmarks (the MSCI All Country ex USA Index and the Lipper International Equity Fund Index) as well as the average and median performance of its peer group.

Based on their review of the data provided by HLM and all other relevant data, the Independent Directors concluded that they were satisfied with the quality of services provided by HLM to shareholders.

Fees and Costs of Providing Services

The Independent Directors considered a number of related factors in assessing the costs proposed by HLM to be charged for providing advisory services to the Fund, including: (i) a comparison of advisory and total Portfolio fees with competing fund products; (ii) a review of HLM’s profitability information; (iii) consideration of whether any benefits or economies of scale are provided to shareholders; and (iv) consideration of whether HLM has received any ancillary or “fall-out” benefits in connection with its management of the portfolios.

The Independent Directors reviewed the Peer Group Data provided by HLM with respect to advisory fees, net assets and total expenses and concluded that HLM charged competitive fees to each of the Portfolios (noting the disadvantage of running a fund the size of Global Equity Portfolio). For the Global Equity Portfolio, management fees were above the Peer Group median and averages, though total expenses were below the median and average of the Peer Group notwithstanding its size. The International Equity Portfolio’s management fee and total expense ratio were below the median and average of the Peer Group. For the Emerging Markets Portfolio, the Board noted that management fees and total expenses were above median and averages for their Peer Group, but took into account the Portfolio’s strong performance records, the Portfolio’s size in comparison to its Peer Group and the fact that there were a number of funds with similar management fees and higher overall expenses. The Independent Directors noted HLM’s ongoing efforts to increase its asset base and discussed the growth in assets for the Emerging Markets Portfolio.

The Independent Directors reviewed the financial statements of HLM and HLM Holdings, Inc. (HLM’s general partner), which showed the net income of both entities, the revenues received and the expenses incurred, including those paid for employee salaries. The Independent Directors considered any ancillary benefits derived by HLM in connection with its management of the portfolios, and reviewed the soft dollar report. The Independent Directors also reviewed a profitability analysis prepared by HLM and concluded that HLM’s profits were reasonable.

Based on the foregoing, the Board concluded that the fees charged by HLM are within the range that might be obtained in an arm’s length negotiation. The Board based their evaluation on all material factors discussed above, including (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the services provided and any additional benefits received by HLM in connection with providing services to the Fund; (iii) the nature, quality, cost and extent of the services performed by HLM; (iv) the expense ratios of the portfolios as compared to the expense ratios of similar funds; and (v) the overall organization and experience of HLM, as well as HLM’s profitability and financial condition. In arriving at its decision, the Independent Directors did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.

After extensive discussion, both in general session and in executive session of the Independent Directors meeting alone, and based on a consideration of these factors in their totality, the Board, including the Independent Directors voting separately, unanimously determined to continue the Investment Advisory Agreements for each of the International Equity Portfolio, Global Equity Portfolio and Emerging Markets Portfolio.

33

Harding, Loevner Funds, Inc.

Directors and Principal Officers of the Fund

(unaudited)

Disinterested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Kelly Doherty 41 Post Road Bernardsville, NJ 07924 Age, 47	Director	Indefinite; Director since 2004	Cayman Partners (private investment vehicle), Investor, 1/99-present	4	Cyota Inc.; L.P. Thebault & Co.; The Perk School
Jane A. Freeman c/o Scientific Learning 300 Frank Ogawa Plaza Oakland, CA Age, 52	Director	Indefinite; Director since 1996	Scientific Learning Corporation (Education Software), Chief Financial Officer, 1/00-present; Treasurer and Vice President, Finance & Business Development, 9/99-1/00	4	None
Samuel R. Karetsky 900 Third Avenue, 26th Fl. New York, NY 10022 Age, 60	Director	Indefinite; Director since 1998	The Karetsky Group, LLC (Advisory Firm), 1/03-present; Wetherby Asset Management, 2004-present; European Investors Inc., Managing Director, 11/98-12/02	4	None
Raymond J. Clark 66 Greenway Terrace Princeton, NJ 08540 Age, 70	Director	Indefinite; Director since 2004	The Woodrow Wilson National Fellowship Foundation, Treasurer, 08/04-present; Wellesley College, Interim Vice President of Finance and Treasurer, 10/03-6/04; Princeton University, Treasurer, 1987-2001.	4	Princeton Healthcare System; American Red Cross of Central New Jersey

Interested Director:

Name, Address and Age	Position with the Fund	Term of Office and Length Of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David R. Loevner** Harding, Loevner Management, L.P. 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 51	Director, President and Chairman of the Board	Indefinite; Director, President and Chairman of the Board since 1996	Harding, Loevner Management, L.P., President and CEO, 7/89-present.	4	None

*   Each director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

** David R. Loevner is considered an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he serves as President and CEO of Harding, Loevner Management, L.P., the Fund’s investment adviser.

34

Harding, Loevner Funds, Inc.

Directors and Principal Officers of the Fund (continued)

(unaudited)

Principal Officers of the Fund

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served♦	Principal Occupation (s) During Past Five Years
Richard Reiter Harding, Loevner Management, L.P. 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 39	Treasurer and Chief Financial Officer	1 year; Treasurer and Chief Financial Officer since September 2002	Harding, Loevner Management, L.P., Portfolio Manager 1/01-present; Product Information Manager, 4/96-12/00.
Patrice Singleton Harding, Loevner Management, L.P. 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 52	Vice President	1 year; Vice President since 2002	Harding, Loevner Management, L.P., Director and Chief Compliance Officer, 7/94-present.
Susan C. Mosher Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116 Age, 50	Secretary and Chief Compliance Officer	1 year; Secretary since 1999; Chief Compliance Officer since 2004	Investors Bank & Trust Company, Senior Director and Senior Counsel 1/01-present; Director and Counsel 8/95-12/00.
Brendan J. O’Neill Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116 Age, 37	Assistant Treasurer	1 year; Assistant Treasurer since 2004	Investors Bank & Trust Company, Director 1/05-present; Senior Manager 11/02-12/04; Manager 7/00-10/02.
Rainer L.C. Frost Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116 Age, 48	Assistant Secretary	1 year; Assistant Secretary since 2005

Investors Bank & Trust Company, Director and Counsel 6/05-present; Principal and General Counsel, Clarity Group 9/00-6/05; Chief Administration Officer, Executive Vice-President and General Counsel, GoldK, Inc. 3/01-6/02; Chief Executive Officer and General Counsel Norfox Software 9/99-9/00.

♦       Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

The Fund’s Statement of Additional Information contains additional information about the Directors of the Fund and is available, without charge, upon request, by calling 1-877-435-8105.

35

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each portfolio will file its complete schedule with the Security and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolio’s Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. Additionally, they are available upon request by calling 1-877-435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevner.com and on the Commission’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures are located in the Statement of Additional Information and is available without charge, upon request, by calling 1-877-435-8105 or on the Commission’s website at www.sec.gov.

36

HARDING, LOEVNER FUNDS, INC.

Officers, Directors and Responsible Parties

OFFICERS AND DIRECTORS

Jane A. Freeman

Director of the Fund

Samuel R. Karetsky

Director of the Fund

R. Kelly Doherty

Director of the Fund

Raymond J. Clark

Director of the Fund

David R. Loevner

Director, President and Chairman of the Board of the Fund

Patrice Singleton

Vice President of the Fund

Susan C. Mosher

Secretary and Chief Compliance Officer of the Fund

Richard Reiter

Chief Financial Officer and Treasurer of the Fund

Brendan J. O’Neill

Assistant Treasurer of the Fund

INVESTMENT ADVISOR

Harding, Loevner Management, L.P.

50 Division Street, Suite 401

Somerville, NJ 08876

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company

P.O. Box 9130

Boston, MA 02117

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company

P.O. Box 9130

Boston, MA 02117

LEGAL COUNCIL

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

Ernst & Young LLP

5 Times Square

New York, NY

This report is intended for shareholders of Harding Loevner Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Annual Report	October 31, 2005

HARDING • LOEVNER®

Family of Mutual Funds

•                  International Equity Portfolio Institutional Class

•                  Institutional Emerging Markets Portfolio

•                  Global Equity Portfolio Institutional Class

Harding Loevner Funds, Inc.

P.O. Box 642, OPS 22

Boston, MA 02117-0642

Fax: 617-927-8400

1.877.435.8105 • www.hardingloevner.com

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Hypothetical Expense Example

October 31, 2005 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held from May 1, 2005 to October 31, 2005 for the Institutional Class of International Equity Portfolio and the Global Equity Portfolio, from September 30, 2005 (commencement of operations) to October 31, 2005 for the Investor Class of International Equity Portfolio and from October 17, 2005 (commencement of operations) through October 31, 2005 for the Institutional Emerging Markets Portfolio.

Actual Expenses

The first line under the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2005 to October 31, 2005)
International Equity Portfolio, Institutional Class
Actual	$1,000.00	$1,098.00	1.00%	$5.29
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09
Global Equity Portfolio, Institutional Class
Actual	$1,000.00	$1,118.70	1.25%	$6.68
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

*          Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for  the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Hypothetical Expense Example (continued)

October 31, 2005 (unaudited)

	Beginning Account Value September 30, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period* (September 30, 2005 to October 31, 2005)
International Equity Portfolio, Investor Class
Actual	$1,000.00	$953.90	1.25%	$1.07
Hypothetical (5% return before expenses)	1,000.00	1,003.29	1.25%	1.10

*          Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (32 days), and divided by the number of days in the year (365 days).

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid During Period* (October 17, 2005 to
	October 17, 2005	October 31, 2005	Expense Ratio	October 31, 2005)
Institutional Emerging Markets Portfolio
Actual	$1,000.00	$993.00	1.30%	$0.53
Hypothetical (5% return before expenses)	1,000.00	1,001.52	1.30%	0.53

*          Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for  the period, multiplied by number of days in the period (15 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

International Equity Portfolio — Overview

(unaudited)

October 31, 2005

	Returns for the Period Ended October 31, 2005
				Average Annualized
	Cumulative Total Returns			Total Return
FUND NAME	Last 12 Months	5 YR	10 YR	5 YR	10 YR
International Equity Portfolio (11/1/94)	20.58%	7.83%	75.02%	1.52%	5.76%
MSCI All Country World ex USA Free (Net dividend)	20.06%	23.62%	84.42%	4.33%	6.31%
Lipper International Fund Index	18.90%	19.43%	103.12%	3.62%	7.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by visiting the website at www.hardingloevner.com.

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

Harding, Loevner Funds, Inc.

International Equity Portfolio — Overview (continued)

(unaudited)

October 31, 2005

The Institutional share class of the Portfolio rose in value by 20.58% net of fees in the financial year ending October 31, 2005. In comparison, the benchmark MSCI All Country World ex-US Index rose by 20.06%—its value component by 20.38%, and its growth component by 19.75%. Please refer to the preceding page of the report for complete performance information.

Relative performance during the year was positive, though modest. Our quality-and-growth-oriented investment style, which was out of favor in the two preceding years, ceased to be a drag in the year just ended. Stocks of high quality companies, those with strong finances, good management, and the ability both to defend margins and generate growth over long periods of time, held their own against stocks of riskier companies, with more cyclical or less durable businesses. In an environment in which nominal yields remain low, investors hungry for high returns are prepared to seek them in risky assets. Rising interest rates bring reminders of the dangers, and increasing caution. We feel that the extreme relative under pricing of high quality companies (noted emphatically in these pages last year) is at last unwinding, and that our tenacity in adhering to our long-held investment philosophy, which focuses exclusively on such companies, is again being rewarded.

Amidst a benign business environment, corporate earnings growth has been surprisingly strong. We think growth will become increasingly hard to achieve, and thus increasingly valued by investors. US interest rates are rising steadily, gasoline and other energy bills are taking an increasing share of consumers’ wallet, while their confidence is being sapped by evidence that house prices are beginning to wobble. It could be that the much-predicted weakening of US consumer demand is now very close.

Good managements continue to focus on costs, and to seek growth in faster-growing economies in Asia, and Latin America as well as in Central and Eastern Europe. Opportunities to grow in the larger, but far more mature markets in Western Europe are few. We worry that this is a longer term, not just a cyclical phenomenon. Populations are not growing, and immigration is modest, exacerbating the weakness of demand that would in any case be expected when unemployment is high and job security is low.

Japan faces a similar long-term demographic drag, but a brighter near-term cyclical outlook. We have long observed the self-improvement that Japanese companies have undertaken in recent years, but now we observe that the operating environment has also changed for the better. The causes of long-lasting changes in direction of consumer confidence are mysterious (not just to us, but to most forecasters), but it does now appear that there has been a change in the national psyche towards optimism. We believe this change may lead to a long-lasting upturn in consumer spending as well as in corporate investment.

The pace of corporate investment in developing economies has not been an issue. Multi-nationals are seeking sources of growth, governments are flush with cash, especially in emerging Asia, and consumers are increasingly turning from being consistent savers to being consistent spenders. The result has changed the outlook for several global industries, most notably for those in the Materials sector, as well for the capital goods industry as manufacturing capacity is expanded and pent-up demand for better public infrastructure is met.

Our view that companies face difficulty in growing in mature economies and that developing economies will thus be an important source of growth for all companies is not new. Indeed, our world view, formed from the many meetings and contacts we have with companies in all sectors and geographies, has undergone little change in this regard. As a result, the Portfolio is little changed in terms of either geographical or industrial exposure. The companies we bought are from a wide range of industries and geographies, but are, we believe, going to grow fast, and for a long time. In Energy we continued our policy of avoiding the oil majors, with diversified, but lower revenue growth opportunities, in favor of companies with well-defined opportunities: in the case of BG Group from the growth in demand of natural gas, and in the case of Gazprom from increased investment in production and distribution capacity to enable it to monetize its vast quantities of Russian energy reserves. In Financials, too, we sought geographies and segments that can grow fast while the industry as a whole does not. We bought a holding in an Austrian bank, Erste, which is becoming a market leader in Central Europe, as well as a Polish bank, Pekao, where we are directly benefiting from large, and, we think, sustainable growth in consumer demand in that country. Elsewhere in the sector, we bought a new holding in an Indian bank, ICICI, but financed it with a partial sale of its competitor, HDFC Bank. In China, we bought a new holding in port operator, China Merchants. These new emerging market holdings were offset by sales of two Thai companies, cellular operator Advanced Info Services, and Bangkok Bank, so that overall exposure to emerging markets was roughly unchanged. There were a number of other transactions during the year, all driven by company specific or price issues.

It has been a good year for our shareholders. Markets returns have been strong, and Portfolio returns stronger still. Our focus on high quality growth companies is, of course, unchanged. Our conviction that they offer the prospect of returns above those of the market as a whole is also unchanged.

Harding, Loevner Funds, Inc.

International Equity Portfolio — Overview (continued)

(unaudited)

October 31, 2005

Past performance does not guarantee future results.

The Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

MSCI All Country World Free ex-US Index includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. Net dividends reinvested.

Lipper International Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

You cannot invest directly in an Index.

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005

Percentage of
Industry	Net Assets
Advertising Agencies	2.6%
Automobiles	1.3
Automotive	1.7
Banks	17.2
Beverages, Food & Tobacco	4.9
Commercial Banks	2.4
Construction Materials	1.6
Cosmetics & Personal Care	1.6
Discount Stores	1.7
Diversified Electronics	2.1
Diversified Food	4.0
Electric Utilities	1.2
Electronic Equipment & Instruments	6.3
Food & Drug Retailing	2.3
General Diversified	5.8
Health Care Equipment & Supplies	1.3
Heavy Machinery	6.2
Industrial Chemicals & Gases Manufacturers	2.9
Insurance	1.8
Integrated International Oil Producers	2.3
Media	1.8
Medical Supplies	1.9
Miscellaneous Retailers	1.0
Oil & Gas	9.7
Other Financial Services	1.8
Parts & Components	1.8
Pharmaceuticals	6.6
Real Estate	2.4
Software	2.0
Textiles & Apparel	1.0
Transportation	1.0
Wholesalers	1.2
Total Investments	103.4
Other Assets Less Liabilities	(3.4)
Net Assets	100.0%

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005

	Shares	Value (1)
Long Term Investments - 97.9%
Common Stocks - 97.9%
Austria - 3.2%
Erste Bank der Oesterreichischen Sparkassen AG (Banks)	112,500	$5,849,279
Oest Elektrizitatswirts, Class A (Electric Utilities)	11,600	3,698,181
		9,547,460
Bermuda - 1.8%
Bunge Ltd. (Beverages, Food & Tobacco)	101,800	5,287,492
Canada - 4.9%
EnCana Corp. (Oil & Gas)	169,732	7,783,910
Imperial Oil Ltd. (Integrated International Oil Producers)	80,080	7,033,426
		14,817,336
France - 11.8%
Air Liquide (Industrial Chemicals & Gases Manufacturers)	47,075	8,560,629
Carrefour SA (Miscellaneous Retailers)	67,560	3,002,721
Dassault Systemes SA (Software)	117,800	6,074,996
LVMH Moet Hennessy Louis Vuitton SA (Beverages, Food & Tobacco)	75,400	6,105,012
Sanofi-Aventis (Pharmaceuticals)	68,000	5,444,716
Schneider Electric SA (Heavy Machinery)	76,910	6,315,115
		35,503,189
Germany - 2.3%
Metro AG (Food & Drug Retailing)	151,470	6,888,954
Hong Kong - 6.4%
China Merchants Holdings International Co., Ltd. (Transportation)	1,594,000	3,101,576
Denway Motors Ltd. (Automobiles)	12,540,000	3,772,783
Hutchison Whampoa Ltd. (General Diversified)	609,000	5,780,280
Li & Fung Ltd. (Wholesalers)	1,700,000	3,638,616
Yue Yuen Industrial Holdings Ltd. (Textiles & Apparel)	1,204,500	3,041,234
		19,334,489
India - 2.2%
HDFC Bank Ltd. (Banks)	235,300	3,172,881
ICICI Bank Ltd. (Banks)	300,000	3,319,512
		6,492,393
Ireland - 1.6%
CRH plc (Construction Materials)	188,452	4,709,501
Japan - 18.1%
Daikin Industries Ltd. (Heavy Machinery)	256,600	6,679,546
Hirose Electronics Co., Ltd. (Electronic Equipment & Instruments)	42,200	4,836,812
JSR Corp. (Automotive)	217,700	5,126,393
Kao Corp. (Cosmetics & Personal Care)	195,900	4,678,376
Keyence Corp. (Electronic Equipment & Instruments)	34,650	8,013,610
Mitsubishi Corp. (General Diversified)	600,600	11,761,087
Sumitomo Realty & Development Co., Ltd. (Real Estate)	451,000	7,244,824
Yokogawa Electric Corp. (Electronic Equipment & Instruments)†	416,000	6,125,727
		54,466,375

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Mexico - 1.7%
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)	107,490	$5,227,626
Netherlands - 4.2%
Heineken NV (Beverages, Food & Tobacco)	105,337	3,336,089
Qiagen NV (Health Care Equipment & Supplies)*†	314,400	3,742,210
VNU NV (Media)	171,200	5,442,450
		12,520,749
Poland - 1.0%
Bank Pekao SA - GDR (Banks)	62,800	3,021,728
Russia - 2.3%
OAO Gazprom - Sponsored ADR Reg S (Oil & Gas)†	115,100	6,803,927
Singapore - 1.1%
DBS Group Holdings Ltd. (Commercial Banks)	353,083	3,195,064
South Africa - 2.5%
Sasol Ltd. (Oil & Gas)	238,600	7,615,439
South Korea - 2.1%
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)	23,800	6,356,049
Spain - 3.9%
Banco Santander Central Hispano SA (Banks)	608,400	7,758,980
Bankinter SA (Commercial Banks)	70,000	4,017,757
		11,776,737
Sweden - 3.6%
Atlas Copco AB, Class A (Heavy Machinery)	307,800	5,621,144
Skandinaviska Enskilda Banken AB, Class A (Banks)	277,400	5,173,754
		10,794,898
Switzerland - 11.3%
Actelion Ltd. (Pharmaceuticals)*	41,000	4,607,734
Nestle SA - ADR (Diversified Food)	99,420	7,392,394
Roche Holding AG - Genusschein (Pharmaceuticals)	66,430	9,924,513
Swiss Re - Registered (Insurance)	77,800	5,253,206
UBS AG - Registered (Banks)	80,210	6,808,679
		33,986,526
Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co. (Parts & Components)	3,514,794	5,497,465
United Kingdom - 10.1%
BG Group plc (Oil & Gas)	791,500	6,945,346
Smith & Nephew plc (Medical Supplies)	685,500	5,800,362
Standard Chartered plc (Other Financial Services)	252,540	5,302,160
Unilever plc (Diversified Food)	449,400	4,556,237

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

United Kingdom (continued)
WPP Group plc (Advertising Agencies)	804,730	$7,905,265
		30,509,370
Total Common Stocks (Cost $212,526,933)		294,352,767
Total Long Term Investments (Cost $212,526,933)		294,352,767
	Face
	Amount
Short Term Investments - 3.6%
Federal Home Loan Bank, 3.693%, due 11/04/05††	$4,908,578	4,908,578
Federal Home Loan Mortgage Corporation, 3.686%, due 11/02/05††	5,839,310	5,839,310
Total Short Term Investments (Cost $10,747,888)		10,747,888
Repurchase Agreement - 1.9%
Investors Bank & Trust Repurchase Agreement, 2.75%, due 11/01/05 in the amount of $5,890,577; issued 10/31/05 (collateralized by $5,889,597 par of FNMA #704534, 3.756%, due 06/31/33, SBA #506124, 7.375%, due 12/25/14 and SBA #506413, 7.325% due 09/25/15 with an aggregate market value of $6,184,634) (Cost $5,890,127)	5,890,127	5,890,127
Total Investments - 103.4% (Cost $229,164,948)		$310,990,782

Harding, Loevner Funds, Inc.

International Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Value (1)
Liabilities, Net of Other Assets - (3.4)%
Foreign currency (cost $194,055)	$186,756
Dividends receivable	356,486
Receivable for fund shares sold	5,488
Tax reclaim receivable	288,658
Prepaid expenses	2,530
Other assets	1,571
Collateral for securities loaned ($10,174,788)	(10,747,888)
Payable for distribution fees	(27)
Payable for fund shares redeemed	(1,650)
Payable to investment advisor	(195,462)
Other liabilities	(149,760)
$(10,253,298)
Net Assets - 100%
Institutional Class
Applicable to 20,144,865 outstanding $.001 par value shares (authorized 250,000,000 shares)	$300,227,412
Net Asset Value, Offering Price and Redemption Price Per Share	$14.90
Investor Class
Applicable to 34,210 outstanding $.001 par value shares (authorized 250,000,000 shares)	$510,072
Net Asset Value, Offering Price and Redemption Price Per Share	$14.91
Components of Net Assets as of October 31, 2005 were as follows:
Paid-in capital	$217,624,438
Accumulated undistributed net investment income	1,524,829
Accumulated distributions in excess of net realized gain on investments and foreign currency-related transactions	(212,286)
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies (Note 4)	81,800,503
$300,737,484

Summary of Abbreviations

ADR	-	American Depository Receipt
FNMA	-	Federal National Mortgage Association
GDR	-	Global Depositary Receipt
SBA	-	Small Business Administration
(1)		See Note 2 to Financial Statements
*		Non-income producing security
†

All or a portion of this security was out on loan at October 31, 2005; the value of the securities loaned amounted to $10,174,788. The value of collateral amounted to $10,747,888 which consisted of cash equivalents.

††		Represents investments of security lending collateral.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005

Industry	Percentage of Net Assets
Aerospace & Defense	1.4%
Automotive	5.7
Banks	12.8
Beverages, Food & Tobacco	2.3
Brewers	1.8
Building Materials	2.8
Commercial Banks	1.6
Commercial Services & Supplies	1.1
Computer Software & Processing	1.6
Computers & Information	0.7
Discount Stores	1.6
Diversified Electronics	4.3
Electrical Equipment	5.4
Entertainment & Leisure	1.2
Financial Services	1.2
Heavy Machinery	1.2
Home Construction, Furnishings & Appliances	4.4
Industrial Conglomerates	1.3
Insurance	1.8
Metals & Mining	3.8
National & Regional Food Chains	1.3
Oil & Gas	12.4
Parts & Components	3.3
Pharmaceuticals	1.3
Real Estate	1.3
Retailers	2.2
Securities Brokerage	1.3
Systems & Subsystems	1.1
Telephone Systems	11.7
Transportation	5.5
Total Investments	99.4
Other Assets Less Liabilities	0.6
Net Assets	100.0%

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

	Shares	Value (1)
Long Term Investments - 99.0%
Common Stocks - 93.2%
Brazil - 3.9%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (National & Regional Food Chains)	2,300	$63,388
Embraer Aircraft Corp. - ADR (Aerospace & Defense)	1,780	69,046
Petroleo Brasileiro SA - ADR (Oil & Gas)	920	58,788
		191,222
Cayman Islands - 1.2%
ASM Pacific Technology Ltd. (Heavy Machinery)	13,000	60,332
Chile - 1.2%
Banco Santander - ADR (Banks)	1,550	60,527
Egypt - 3.3%
Egyptian Mobile Phone Network (Telephone Systems)	2,000	66,040
Orascom Telecom Holding SAE - GDR (Telephone Systems)	2,000	98,140
		164,180
Hong Kong - 5.6%
China Merchants Holdings International Co., Ltd. (Transportation)	34,000	66,157
China Mobile HK Ltd. - ADR (Telephone Systems)	3,210	72,064
Johnson Electric Holdings Ltd. (Electrical Equipment)	77,500	70,101
Techtronic Industries Co. (Electrical Equipment)	28,500	70,318
		278,640
Hungary - 1.6%
Gedeon Richter Rt. (Pharmaceuticals)	390	64,089
MOL Magyar Olaj-es Gazipari Rt. (Oil & Gas)	175	16,321
		80,410
India - 11.8%
Bajaj Auto Ltd. (Automotive)	1,780	67,339
Bharat Heavy Electricals (Electrical Equipment)	2,970	75,903
Bharti Tele-Ventures Ltd. (Telephone Systems)*	14,100	101,044
Gujarat Ambuja Cements Ltd. (Building Materials)	46,120	71,251
HDFC Bank Ltd. - ADR (Banks)	1,210	53,470
ICICI Bank Ltd. (Banks)	5,790	64,067
Reliance Industries Ltd. - Sponsored GDR (Oil & Gas)	2,250	75,518
Satyam Computer Services Ltd. (Computer Software & Processing)	5,850	78,921
		587,513
Indonesia - 0.6%
PT International Nickel Indonesia Tbk (Metals & Mining)	21,000	30,005
Luxembourg - 1.4%
Tenaris SA - ADR (Metals & Mining)	640	70,304

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Malaysia - 4.5%
Malaysia International Shipping Corp. Berhad (Transportation)	30,300	$76,212
Maxis Communications Berhad (Telephone Systems)	19,100	45,561
Public Bank Berhad (Banks)	22,600	39,208
Resorts World Berhad (Entertainment & Leisure)	21,600	60,069
		221,050
Mexico - 8.9%
America Movil SA de CV, Series L - ADR (Telephone Systems)	3,100	81,375
Consorcio ARA SA de CV Series (Real Estate)	17,200	63,486
Controladora Comercial Mexicana SA de CV (Retailers)	37,400	56,141
Grupo Aeroportuario del Sureste SA de CV - ADR (Commercial Services & Supplies)	1,700	55,250
Grupo Financiero Banorte SA de CV, Class O (Financial Services)	6,810	58,058
Urbi Desarrollos Urbanos SA de CV (Home Construction, Furnishings & Appliances)*	7,700	48,589
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)	1,600	77,814
		440,713
Philippines - 1.2%
Philippine Long Distance Telephone Co. - Sponsored ADR (Telephone Systems)	2,030	61,205
Poland - 2.1%
Bank Pekao SA (Banks)	1,110	52,619
Polski Koncern Naftowy Orlen SA (Oil & Gas)	2,980	52,723
		105,342
Russia - 6.6%
Lukoil -Sponsored ADR (Oil & Gas)	1,900	104,785
OAO Gazprom - Sponsored GDR Reg S (Oil & Gas)	2,290	132,362
Sberbank of Russia (Banks)	100	89,000
		326,147
South Africa - 13.0%
Bidvest Group Ltd. (Industrial Conglomerates)	4,980	66,756
Impala Platinum Holdings Ltd. (Metals & Mining)	810	88,416
JD Group Ltd. (Home Construction, Furnishings & Appliances)	3,920	41,913
MTN Group Ltd. (Telephone Systems)	7,400	55,116
Pretoria Portland Cement Co., Ltd. (Building Materials)	1,550	69,312
SABMiller plc (Brewers)	4,700	88,293
Sasol Ltd. (Oil & Gas)	2,930	93,517
Standard Bank Group Ltd. (Banks)	6,170	63,604
Steinhoff International Holdings Ltd. (Home Construction, Furnishings & Appliances)*	30,210	79,108
		646,035
South Korea - 16.0%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Transportation)	3,620	72,549
Hankook Tire Co., Ltd. (Automotive)	4,440	53,340
Hyundai Mobis (Automotive)	1,000	79,832
Hyundai Motor Co., Ltd. (Automotive)	1,150	84,831
Kookmin Bank - ADR (Banks)	1,320	77,114
S1 Corp. (Securities Brokerage)	1,490	64,710

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

South Korea - 16.0% (continued)
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)	800	$213,649
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	970	92,488
Shinsegae Co., Ltd. (Retailers)	150	53,870
		792,383
Taiwan - 6.1%
Advantech Co., Ltd. (Computers & Information)	15,000	33,096
Delta Electronics (Electrical Equipment)	30,000	50,677
Hon Hai Precision Industry Co., Ltd. (Parts & Components)	19,000	82,113
Synnex Technology International Corp. (Systems & Subsystems)	44,000	53,272
Taiwan Semiconductor Manufacturing Co. (Parts & Components)	52,000	81,333
		300,491
Thailand - 0.9%
Siam Commercial Bank-Alien (Banks)	37,570	43,531
Turkey - 3.3%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages, Food & Tobacco)	2,040	49,834
Arcelik AS (Home Construction, Furnishings & Appliances)	8,270	49,298
Turkiye Is Bankasi (Banks)	9,330	64,679
		163,811
Total Common Stocks (Cost $4,650,398)		4,623,841
Preferred Stock - 5.8%
Brazil - 4.2%
All America Latina Logistica SA (Transportation)	1,500	57,947
Banco Itau Holding Financeria SA - ADR (Commercial Banks)	3,440	82,422
Sadia SA (Beverages, Food & Tobacco)	26,000	64,198
		204,567
Russia - 1.6%
Transneft (Oil & Gas)*	50	80,500
Total Preferred Stock (Cost $283,586)		285,067
Total Long Term Investments (Cost $4,933,984)		4,908,908
Repurchase Agreement - 0.5%	Face Amount
Investors Bank & Trust Repurchase Agreement, 2.75%, due 11/01/05 in the amount of $26,018, issued 10/31/05 (collateralized by $27,541 par of FNMA #776848, 5.50%, due 11/01/34 with a market value of $27,317) (Cost $26,016)	$ 26,016	26,016
Total Investments - 99.5% (Cost $4,960,000)		$4,934,924

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Value (1)
Other Assets, Net of Liabilities - 0.5%
Dividends receivable	$1,050
Receivable for open forward foreign currency contracts	29,423
Receivable for securities sold	29,252
Receivable from investment advisor	37,879
Other assets	511
Payable for open forward currency exchange contracts	(29,337)
Other liabilities	(42,027)
$26,751
Net Assets - 100%
Applicable to 500,000 outstanding $.001 par value shares (authorized 500,000,000 shares)	$4,961,675
Net Asset Value, Offering and Redemption Price Per Share	$9.92
Components of Net Assets as of October 31, 2005 were as follows:
Paid-in capital	$4,990,197
Accumulated net investment loss	(87)
Accumulated net realized loss on investments and foreign currency-related transactions	(3,221)
Net unrealized depreciation on investments and on assets and liabilities denominated in foreign currencies (Note 4)	(25,214)
$4,961,675

Summary of Abbreviations

ADR	-	American Depository Receipt
FNMA	-	Federal National Mortgage Association
GDR	-	Global Depositary Receipt
(1)		See Note 2 to Financial Statements
*		Non-income producing security

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio — Overview

(unaudited)

October 31, 2005

	Returns for the Period Ended October 31, 2005
				Average Annualized
	Cumulative Total Returns			Total Return
FUND NAME	Last 12 Months	5 YR	10 YR	5 YR	10 YR
Global Equity Portfolio (12/1/96)	18.72%	5.48%	62.21%	1.07%	5.57%
MSCI All Country World Free (Net dividend)	14.33%	3.94%	64.41%	0.78%	5.73%
Lipper Global Fund Index	15.12%	5.40%	74.00%	1.06%	6.41%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by visiting the website at www.hardingloevner.com.

Investment return reflects voluntary fee waivers in effect. Absence such waivers, total return would be reduced. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

Harding, Loevner Funds, Inc.

Global Equity Portfolio — Overview (continued)

(unaudited)

October 31, 2005

The Portfolio returned 18.72% net of fees in the financial year through October 31, 2005. In comparison, the benchmark MSCI All Country World Index rose 14.33%. Please refer to the preceding page of the report for complete performance information.

We believe the Portfolio benefited in the year from the abating of the hostile environment for high quality stocks, whereby the least profitable companies with the most leveraged balance sheets had seen their stocks rise dramatically relative to those of more profitable, sound, and stable businesses during the two years of recovery since the post-bubble bear market. As a result, the companies we favor are the high quality variety, which tend to have their solid underlying corporate performance reflected in their stock prices. One way to measure this is by looking at the Portfolio’s performance by industrial sector. Our holdings outperformed the benchmark’s sector indices in eight of the nine sectors we held in the year. Thus, we feel, the year’s good performance was not the result of one or two successful ‘big calls’ on an industry, but rather the product of broad-based qualitative differentiation of holdings.

Again this past year, the US market was a laggard to the rest of the world, but unlike the last four years, this was not exacerbated by currency movements. While the US Dollar strengthened against most major currencies (e.g., 6% versus the Euro, and 7% versus the Japanese Yen), the MSCI US Index returned 9% in the year, while the MSCI ACW ex-US Index rose 21%. The Portfolio benefited from a relatively light allocation to US companies, albeit heavier, relative to the benchmark, than the prior year.

The other significant factor in the Portfolio’s strong relative performance was that the capital not allocated to US investments was instead invested in various Emerging Market (‘EM’) companies, which we had identified as being both very high in business quality as well as modest in valuation. We feel that stance was well rewarded, as not only did the average EM stock handily outperform the global benchmark (34% versus 15%), but the high quality companies we chose significantly outperformed the EM benchmark. The combined effect explains half of the out performance of the Portfolio for the year.

The Portfolio is positioned for the coming year with smaller sector or geographic divergence from the benchmark than it has had for some time, except for its continuing emphasis on high quality companies, which is quite different from the average. The Portfolio still carries the substantial Emerging Market holdings and carries a full weight in Japan, but is somewhat lightly weighted in Europe and the US. We remain overweight in Energy, Information Technology, and Industrials, and have been steadily adding to our holdings in the Health Care sector. Compensating for this are quite modest holdings (15%) in the Financials sector, at least in comparison to the very large (24%) weighting in the benchmark, and zero holdings in Utilities. The stances generally reflect our belief that companies have done more to improve their financial positions over the past few years than have individuals, with the result that capital goods expenditures are more likely to grow than are consumer spending and the debt that finances it.

Past performance does not guarantee future results.

The Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

MSCI All Country World Free ex-US Index includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. Net dividends reinvested. You cannot invest directly in this Index.

Lipper Global Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. This fund invests at least 25% of its total assets in securities traded outside the US and may own US securities.

The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks.

You cannot invest directly in an Index.

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Statement of Net Assets

October 31, 2005

Percentage of
Industry	Net Assets
Automotive	2.7%
Banks	4.6
Beverages, Food & Tobacco	3.1
Chemicals	1.3
Commercial Banks	2.1
Commercial Services & Supplies	1.0
Communications	1.8
Computer Software & Processing	3.0
Computers & Information	1.7
Cosmetics & Personal Care	2.8
Cosmetics & Toiletries	2.4
Discount Stores	2.1
Diversified Electrical Manufacturers	1.1
Diversified Electronics	1.4
Diversified Food	2.0
Diversified Metal Producers	2.9
Electrical Equipment	3.7
Electronic Equipment & Instruments	3.5
Exploration, Drilling Service & Equipment	2.8
Financial Services	1.1
General Diversified	1.6
Health Care Equipment & Supplies	1.8
Heavy Machinery	3.0
Industrial Chemicals & Gases Manufacturers	2.3
Insurance	3.5
Insurance Companies	4.4
Integrated International Oil Producers	1.2
Media	4.2
Medical Supplies	1.3
Miscellaneous Printing & Publishing	1.3
Oil & Gas	8.1
Other Financial Services	2.3
Parts & Components	1.3
Pharmaceuticals	3.5
Real Estate	3.2
Retailers	1.2
Semiconductor Equipment & Products	1.3
Software	1.5
Telephone Systems	3.0
Transportation	2.1
Wholesalers	2.3
Total Investments	101.5
Other Assets Less Liabilities	(1.5)
Net Assets	100.0%

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

	Shares	Value (1)
Long Term Investments - 99.2%
Common Stocks - 99.2%
Australia - 2.9%
Rio Tinto Ltd. (Diversified Metal Producers)	17,200	$726,486
Austria - 1.0%
Erste Bank der Oesterreichischen Sparkassen AG (Banks)	4,900	254,769
Canada - 3.6%
EnCana Corp. (Oil & Gas)	19,900	912,614
Egypt - 1.3%
Orascom Telecom Holding SAE - GDR (Telephone Systems)	6,500	318,956
France - 8.7%
Air Liquide (Industrial Chemicals & Gases Manufacturers)†	1,732	314,966
Dassault Systemes SA (Software)	7,500	386,778
L’Oreal SA (Cosmetics & Personal Care)	6,920	508,523
LVMH Moet Hennessy Louis Vuitton SA (Beverages, Food & Tobacco)	3,314	268,329
Schlumberger Ltd. (Exploration, Drilling Service & Equipment)	7,900	717,083
		2,195,679
Hong Kong - 4.4%
China Merchants Holdings International Co., Ltd. (Transportation)	270,000	525,361
Li & Fung Ltd. (Wholesalers)	278,000	595,021
		1,120,382
Japan - 12.0%
Hirose Electronics Co., Ltd. (Electronic Equipment & Instruments)	2,400	275,079
JSR Corp. (Automotive)	28,800	678,182
Keyence Corp. (Electronic Equipment & Instruments)	2,600	601,310
Mitsubishi Corp. (General Diversified)	21,100	413,185
Nomura Holdings Inc. (Financial Services)	17,600	271,013
Sumitomo Realty & Development Co., Ltd. (Real Estate)	50,000	803,196
		3,041,965
Mexico - 3.8%
America Movil SA de CV, Series L - ADR (Telephone Systems)	16,500	433,125
Wal-Mart de Mexico SA de CV - ADR (Discount Stores)	10,800	525,243
		958,368
Netherlands - 4.6%
Heineken NV (Beverages, Food & Tobacco)	8,350	264,450
Qiagen NV (Health Care Equipment & Supplies)*	37,600	447,542
VNU NV (Media)	14,700	467,313
		1,179,305
South Africa - 1.6%
Sasol Ltd. (Oil & Gas)	12,440	397,050

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

South Korea - 2.7%
Kookmin Bank - ADR (Banks)†	5,400	$315,468
Samsung Electronics Co., Ltd. - GDR (Diversified Electronics)	1,370	365,873
		681,341
Spain - 1.2%
Bankinter SA (Commercial Banks)	5,400	309,941
Switzerland - 5.7%
Nestle SA - ADR (Diversified Food)	6,820	507,102
Novartis AG - Registered (Pharmaceuticals)	5,920	318,446
Roche Holding AG - Genusschein (Pharmaceuticals)	2,100	313,736
Swiss Re - Registered (Insurance)	4,700	317,353
		1,456,637
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. (Parts & Components)	208,762	326,523
United Kingdom - 3.6%
Pearson plc (Miscellaneous Printing & Publishing)	28,800	320,181
Standard Chartered plc (Other Financial Services)	27,700	581,571
		901,752
United States - 40.8%
3M Co. (Computers & Information)	5,530	420,169
Abbott Laboratories (Pharmaceuticals)	6,100	262,605
Air Products & Chemicals Inc. (Industrial Chemicals & Gases Manufacturers)	4,500	257,580
American International Group (Insurance Companies)	13,300	861,840
Analog Devices (Semiconductor Equipment & Products)	9,800	340,844
Automatic Data Processing Inc. (Commercial Services & Supplies)	5,400	251,964
Berkshire Hathaway Inc., Class A (Insurance Companies)*	3	257,700
Caterpillar Inc. (Heavy Machinery)	14,700	773,073
Colgate-Palmolive Co. (Cosmetics & Toiletries)	11,400	603,744
Comcast Corp., Class A (Media)*	9,200	256,036
Emerson Electric Co. (Electrical Equipment)	8,950	622,472
Estee Lauder Companies Inc., Class A (Cosmetics & Personal Care)	6,100	202,337
Exxon Mobil Corp. (Integrated International Oil Producers)	5,400	303,156
General Electric Co. (Electrical Equipment)	9,400	318,754
Kinder Morgan Inc. (Oil & Gas)	8,300	754,470
Medco Health Solutions Inc. (Insurance)*	10,139	572,853
Medtronic Inc. (Medical Supplies)	6,000	339,960
Oracle Corp. (Computer Software & Processing)*	59,196	750,605
Praxair Inc. (Chemicals)	6,600	326,106
Qualcomm Inc. (Communications)	11,600	461,216
The Coca-Cola Company (Beverages, Food & Tobacco)	5,980	255,824
TJX Companies Inc. (Retailers)	14,400	310,032
Tyco International Ltd. (Diversified Electrical Manufacturers)	10,400	274,456

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

United States - 40.8% (continued)
Viacom Inc., Class B (Media)	10,750	$332,928
Wells Fargo & Co. (Commercial Banks)	3,500	210,700
		10,321,424
Total Common Stocks (Cost $18,539,490)		25,103,192
Total Long Term Investments (Cost $18,539,490)		25,103,192
Short Term Investments - 1.3%	Face Amount
Federal Home Loan Bank, 3.693%, due 11/04/05††	$156,501	156,501
Federal Home Loan Mortgage Corporation, 3.686%, due 11/02/05††	186,176	186,176
Total Short Term Investments (Cost $342,677)		342,677
Repurchase Agreement - 1.0%
Investors Bank & Trust Repurchase Agreement, 2.75%, due 11/01/05 in the amount of $242,962; issued 10/31/05 (collateralized by $263,857 par of FNMA #797477, 5.00%, due 3/01/2005 with a market value of $255,091) (Cost $242,944)	242,944	242,944
Total Investments - 101.5% (Cost $19,125,111)		$25,688,813

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Statement of Net Assets

October 31, 2005 (continued)

Value (1)
Liabilities, Net of Other Assets - (1.5)%
Dividends receivable	$32,340
Receivable for fund shares sold	1,759
Tax reclaim receivable	5,943
Prepaid expenses	223
Other assets	54
Collateral for securities loaned ($327,088)	(342,677)
Payable to investment advisor	(24,029)
Other liabilities	(45,209)
(371,596)
Net Assets - 100%
Institutional Class
Applicable to 1,243,740 outstanding $.001 par value shares (authorized 250,000,000 shares)	$25,317,217
Net Asset Value, Offering Price and Redemption Price Per Share	$20.36
Components of Net Assets as of October 31, 2005 were as follows:
Paid-in capital	$18,130,562
Accumulated undistributed net investment income	76,351
Accumulated undistributed net realized gain on investments and foreign currency-related transactions	547,020
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies (Note 4)	6,563,284
$25,317,217

Summary of Abbreviations

ADR	-	American Depository Receipt
FNMA	-	Federal National Mortgage Association
GDR	-	Global Depositary Receipt
(1)		See Note 2 to Financial Statements
*		Non-income producing security
†

All or a portion of this security was out on loan at October 31, 2005; the value of the securities loaned amounted to $327,088. The value of collateral amounted to $342,677 which consisted of cash equivalents.

††		Represents investments of security lending collateral.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Year Ended October 31, 2005

	International	Institutional	Global
	Equity	Emerging Markets	Equity
	Portfolio	Portfolio (1)	Portfolio
Investment Income
Interest	$129,384	$1,189	$7,809
Dividends (net of foreign withholding taxes of $481,788, $0, and $16,376, respectively)	5,482,771	1,045	435,779
Security lending income	88,970	—	4,064
Total investment income	5,701,125	2,234	447,652
Expenses
Investment advisory fees (Note 3)	2,418,834	2,522	265,241
Administration fees (Note 3)	275,729	2,679	26,929
Distribution fees, Investor Class	27	—	—
Custodian and accounting fees (Note 3)	311,857	5,357	59,375
Directors’ fees and expenses (Note 3)	41,401	147	3,636
Shareholder record keeping fees	48,988	1,393	26,868
Printing and postage fees	12,781	1,071	1,187
State registration filing fees	22,798	—	6,674
Professional fees	111,611	29,039	29,260
Other fees and expenses	132,504	817	6,704
Total expenses	3,376,530	43,025	425,874
Waiver of investment advisory fee (Note 3)	(151,391)	(40,401)	(94,323)
Net expenses	3,225,139	2,624	331,551
Net investment income (loss)	2,475,986	(390)	116,101
Realized and Unrealized Gain (Loss) (Note 4)
Net realized gain (loss) —
Investment transactions (net of foreign tax expense $281,308, $0, and $13,779, respectively)	41,100,021	(3,221)	2,262,808
Foreign currency transactions	(647,163)	(9,500)	(25,882)
Net realized gain (loss)	40,452,858	(12,721)	2,236,926
Change in unrealized appreciation (depreciation) —
Investments	18,760,691	(25,076)	2,095,291
Translation of assets and liabilities denominated in foreign currency	(60,534)	(138)	(1,136)
Net change in unrealized appreciation (depreciation)	18,700,157	(25,214)	2,094,155
Net realized and unrealized gain (loss)	59,153,015	(37,935)	4,331,081
Net Increase (Decrease) in Net Assets Resulting from Operations	$61,629,001	$(38,325)	$4,447,182

(1)    For the period from October 17, 2005 (commencement of operations) through October 31, 2005.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

	International Equity Portfolio
	Year Ended	Year Ended
	October 31,	October 31,
	2005	2004
Increase in Net Assets from Operations
Net investment income	$2,475,986	$2,907,009
Net realized gain on investments and foreign currency transactions	40,452,858	27,521,983
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	18,700,157	4,847,378
Net increase in net assets resulting from operations	61,629,001	35,276,370
Distributions to Shareholders from:
Net investment income
Institutional Class	(1,432,687)	(2,167,605)
Total distributions to shareholders	(1,432,687)	(2,167,605)
Transactions in Shares of Common Stock
Proceeds from sale of shares
Investor Class	521,999	—
Institutional Class	11,311,197	49,810,442
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	1,313,542	1,833,540
Cost of shares redeemed
Investor Class	(14,714)	—
Institutional Class	(88,011,589)	(119,352,363)
Redemption fees
Institutional Class	400	—
Net Decrease in Net Assets from Fund Share Transactions	(74,879,165)	(67,708,381)
Net Decrease in Net Assets	(14,682,851)	(34,599,616)
Net Assets
At beginning of year	315,420,335	350,019,951
At end of year	$300,737,484	$315,420,335
Accumulated Undistributed Net Investment Income Included in Net Assets	$1,524,829	$1,431,240

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

Institutional Emerging Markets Portfolio
Period Ended October 31, 2005 (1)
Decrease in Net Assets from Operations
Net investment loss	$(390)
Net realized loss on investments and foreign currency transactions	(12,721)
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currency	(25,214)
Net decrease in net assets resulting from operations	(38,325)
Transactions in Shares of Common Stock
Proceeds from sale of shares	5,000,000
Net Increase in Net Assets from Fund Share Transactions	5,000,000
Net Increase in Net Assets	4,961,675
Net Assets
At beginning of period	—
At end of period	$4,961,675
Accumulated Net Investment Loss Included in Net Assets	$(87)

(1)	For the period from October 17, 2005 (commencement of operations) through October 31, 2005.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

	Global Equity Portfolio
	Year Ended	Year Ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets from Operations
Net investment income	$116,101	$73,476
Net realized gain on investments and foreign currency transactions	2,236,926	1,741,662
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	2,094,155	(554,410)
Net increase in net assets resulting from operations	4,447,182	1,260,728
Distributions to Shareholders from:
Net investment income
Institutional Class	(33,956)	(105,080)
Total distributions to shareholders	(33,956)	(105,080)
Transactions in Shares of Common Stock
Proceeds from sale of shares
Institutional Class	846,308	1,297,150
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	20,550	66,670
Cost of shares redeemed
Institutional Class	(5,732,623)	(3,317,264)
Net Decrease in Net Assets from Fund Share Transactions	(4,865,765)	(1,953,444)
Net Decrease in Net Assets	(452,539)	(797,796)
Net Assets
At beginning of year	25,769,756	26,567,552
At end of year	$25,317,217	$25,769,756
Accumulated Undistributed Net Investment Income Included in Net Assets	$76,351	$33,867

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

	International Equity Portfolio - Institutional Class
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31, 2005	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001
Per Share Data
Net Asset Value, Beginning of Year	$12.41	$11.30	$9.58	$10.55	$15.22
Increase (decrease) in Net Assets from Operations
Net investment gain	0.13	0.11	0.11	0.07	0.09
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.42	1.07	1.65	(1.01)	(3.61)
Net increase (decrease) from investment operations	2.55	1.18	1.76	(0.94)	(3.52)
Distributions to Shareholders from:
Net investment income	(0.06)	(0.07)	(0.04)	(0.03)	—
Net realized gain from investments and foreign currency-related transactions	—	—	—	—	(1.15)
Total distributions	(0.06)	(0.07)	(0.04)	(0.03)	(1.15)
Net Asset Value, End of Year	$14.90	$12.41	$11.30	$9.58	$10.55
Total Return	20.58%	10.46%	18.49%	(8.92)%	(24.99)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$300,227	$315,420	$350,020	$289,000	$283,721
Ratio of net operating expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, to average net assets	0.77%	0.81%	1.10%	0.70%	0.63%
Decrease reflected in above expense ratios due to waiver of investment advisory and administration fees, and reimbursement of other expenses	0.05%	0.09%	0.06%	0.06%	0.05%
Portfolio turnover rate	38%	37%	58%	45%	46%

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Institutional Emerging Markets Portfolio
For the Period Ended Oct. 31, 2005 (1)
Per Share Data
Net Asset Value, Beginning of Period	$10.00
Decrease in Net Assets from Operations
Net investment loss	(0.00)*
Net realized and unrealized loss on investments and foreign currency-related transactions	(0.08)
Net decrease from investment operations	(0.08)
Net Asset Value, End of Period	$9.92
Total Return	(0.70)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,962
Ratio of net operating expenses to average net assets	1.30%
Ratio of net investment loss, to average net assets	(0.19)%
Decrease reflected in above expense ratios due to waiver of investment advisory and administration fees, and reimbursement of other expenses	20.02%
Portfolio turnover rate	1%

(1)	For the period from October 17, 2005 (commencement of operations) through October 31, 2005.
*	Rounds to less than $0.01.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

	Global Equity Portfolio - Institutional Class
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31, 2005	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001
Per Share Data
Net Asset Value, Beginning of Year	$17.17	$16.45	$13.28	$15.08	$21.81
Increase (Decrease) in Net Assets from Operations
Net investment income	0.09	0.05	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.12	0.74	3.11	(1.79)	(4.49)
Net increase (decrease) from investment operations	3.21	0.79	3.20	(1.74)	(4.45)
Distributions to Shareholders from:
Net investment income	(0.02)	(0.07)	(0.03)	(0.00)*	—
Net realized gain from investments and foreign currency-related transactions	—	—	—	(0.06)	(2.28)
Total distributions	(0.02)	(0.07)	(0.03)	(0.06)	(2.28)
Net Asset Value, End of Year	$20.36	$17.17	$16.45	$13.28	$15.08
Total Return	18.72%	4.78%	24.19%	(11.59)%	(22.77)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,317	$25,770	$26,568	$19,732	$18,524
Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income, to average net assets	0.44%	0.27%	0.70%	0.38%	0.24%
Decrease reflected in above expense ratios due to waiver of investment advisory and administration fees, and reimbursement of other expenses	0.36%	0.18%	0.12%	0.19%	0.22%
Portfolio turnover rate	35%	29%	68%	55%	50%

*          Rounds to less than $0.01.

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2005

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996 and is registered under the Investment Company Act of 1940 (“the 1940 Act”), as amended, as an open-end diversified management investment company. The Fund currently has four Portfolios (individually, “Portfolio”), all of which were active as of October 31, 2005: International Equity Portfolio (“International Equity”); Emerging Markets Portfolio (“Emerging Markets”); Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”); and Global Equity Portfolio (“Global Equity”). The International Equity, Institutional Emerging Markets and Global Equity are presented hereinafter. The investment objective of each portfolio is as follows: International Equity-to seek long-term capital appreciation through investments in equity securities of companies based outside the United States; Institutional Emerging Markets-to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets; Global Equity-to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

International Equity commenced operations on October 31, 1996 after acquiring the net assets of Harding, Loevner Management, L.P.’s AMT Capital Fund, Inc. Effective August 5, 2005, International Equity launched the Investor Class Shares and converted existing shareholders to the Institutional Class. Investor Class of International Equity commenced operations on September 30, 2005. Institutional Emerging Markets commenced operations on October 17, 2005. Global Equity commenced operations on December 1, 1996 following the acquisition of net assets of Harding, Loevner Management, L.P.’s Global Equity L.P. (“GELP”), a limited partnership, in a tax-free reorganization. Effective August 5, 2005, Global Equity launched the Investor Class Shares and converted existing shareholders to the Institutional Class. Investor Class of Global Equity has not yet commenced operations.

The Fund is managed by Harding, Loevner Management, L.P. (the “Investment Adviser”).

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. The following is a summary of the Fund’s significant accounting policies:

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors (the “Board”) of the Fund has adopted procedures (“Procedures”) to govern the valuation of the portfolio securities held by each series of the Fund in accordance with the Investment Company Act of 1940, as amended (“1940 Act”). The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios securities when market quotations are not readily available.

All investments in the Fund are valued daily at their market prices, which results in unrealized gains or losses. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which no sales are reported are valued at the latest bid price obtained from a quotation reporting system or from established market makers. Repurchase agreements are valued at their amortized cost plus accrued interest. Securities for which market quotations are not readily available are fair valued by the Board or its delegate in accordance with the Procedures, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

2. Summary of Significant Accounting Policies (continued)

issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service unless the Fund determines that use of another fair valuation methodology is appropriate. If a significant event occurs after the close of trading in a security but before the calculation of the Fund’s net asset value and such significant event has a material impact on the Fund’s net asset value per share (i.e. , more than $0.01 per share), then the security may be fair valued in accordance with the Procedures. As of October 31, 2005, there were no securities in the Fund which required valuation by the Board or its delegate.

Securities

All securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the fund is informed of such dividends). The Fund accretes discount or amortizes premium on a daily basis as adjustments to interest income and the cost of investments. The Fund uses the specific identification method for determining realized gains or losses from sales of securities.

Income Tax

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

Expenses

Expenses directly attributed to a specific Portfolio are charged to that Portfolio’s operations; expenses not directly attributable to a specific Portfolio are allocated among the Portfolios either equitably or based on their average daily net assets.

Dividends to Shareholders

It is the policy of the Fund to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that any differences which are permanent in nature result in overdistributions to shareholders, the amount of the overdistribution is reclassified within the capital accounts based on its federal tax basis treatment. Temporary differences do not require reclassification. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books, and the U.S. dollar equivalent of the

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

2. Summary of Significant Accounting Policies (continued)

amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rate.

Security Lending

Each portfolio is authorized to lend securities from its investment portfolios to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, the Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are approved by the Board of Directors and are deemed by the Fund to be of good financial standing. The Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with the Portfolio’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of the Portfolio unless otherwise required by law.

For the year ended October 31, 2005, the market value of the securities on loan and the value of the related collateral was as follows:

Portfolio	Market Value of Loaned Securities	Collateral Value
International Equity	$10,174,788	$10,747,888
Global Equity	327,088	342,677

3. Significant Agreements and Transactions with Affiliates

The Fund’s Board of Directors has approved investment advisory agreements (the “Agreements”) with the Investment Adviser. The advisory fees are computed daily at an annual rate of 0.75%, 1.25%, and 1.00% of the average daily net assets of International Equity, Institutional Emerging Markets and Global Equity.

In addition, the Fund has an administration agreement with Investors Bank & Trust Company, which provides certain accounting, clerical and bookkeeping services, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. Under this agreement, the International Equity, Institutional Emerging Markets and Global Equity incurred $275,729, $2,679, and $26,929, respectively, in administration fees and $311,857, $5,357, and $59,375, respectively, in custodian and fund accounting fees for the year ended October 31, 2005.

The Investment Adviser has voluntarily agreed to reduce its fee to the extent that aggregate expenses (exclusive of brokerage commissions, other investment expenses, interest on borrowings, taxes and extraordinary expenses) exceed an annual rate of 1.00%, 1.30% and 1.25%, respectively of the average daily net assets, International Equity, Institutional Emerging Markets, and Global Equity. For the year ended October 31, 2005, the Investment Adviser voluntarily waived $151,391 (Institutional class $151,382), $40,401 and $94,323, respectively, of the International Equity, Institutional Emerging Markets, and Global Equity in investment advisory fees from the Portfolios.

Directors’ fees and related expenses for International Equity, Institutional Emerging Markets, and Global Equity amounted to $41,101, $147 and $3,636, respectively for the  year ended October 31, 2005.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

3. Significant Agreements and Transactions with Affiliates (continued)

The Fund has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the economies of scale associated with these intermediaries’ holding their customers’ shares in a single account with the Fund’s transfer agent, each Portfolio is authorized to pay to each intermediary up to 0.15% of its average daily net assets attributable to that intermediary for providing sub-accounting and related shareholder services (subject to the voluntary expense cap); the balance of the intermediaries’ fees are paid by the Fund. Because of the Fund’s voluntary cap on the Portfolios fees and expenses, the Fund paid a portion or all of the Portfolio’s share of these fees during the year ended October 31, 2005. The Fund may enter into similar arrangements with other intermediaries in the future.

4. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2005, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
International Equity	$118,695,682	$192,697,474
Institutional Emerging Markets	4,992,880	55,676
Global Equity	9,122,975	13,385,581

The cost of investments for federal income tax purposes and the components of net unrealized appreciation on investments at October 31, 2005, for each of the Portfolios were as follows:

Portfolio	Unrealized Appreciation	Unrealized Depreciation	Net	Cost
International Equity	$85,204,626	$3,845,005	$81,359,621	$229,631,161
Institutional Emerging Markets	60,676	86,533	(25,857)	4,960,781
Global Equity	6,805,482	296,670	6,508,812	19,180,001

The unrealized depreciation on foreign currency for International Equity, Institutional Emerging Markets and Global Equity was $(25,331), $(225) and $(418), respectively, for the year and period ended October 31, 2005.

During the year ended October 31, 2004, the tax character of distributions paid from ordinary income was $2,167,605 and $105,080 for International Equity and Global Equity.

During the year ended October 31, 2005, the tax character of distributions paid from ordinary income was $1,432,687 and $33,956, respectively, for International Equity and Global Equity.

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Income Ordinary	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
International Equity	$1,524,829	$253,927	$—	$81,334,290	$83,113,046
Institutional Emerging Markets	—	—	(2,440)	(26,082)	(28,522)
Global Equity	76,351	601,910	—	6,508,394	7,186,655

*          The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

4. Investment Transactions (continued)

At October 31, 2005, Institutional Emerging Markets Portfolio, for federal income tax purposes, had a capital loss carryover of $2,440, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Portfolio of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2013.

International Equity and Global Equity utilized $40,745,543 and $1,623,402, respectively, of capital loss carryforwards in the current period to offset net realized capital gain for federal tax purposes.

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign capital gain tax expenses and net operating loss, the Fund made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Fund. As of October 31, 2005, the following reclassifications were made to the Statements of Net Assets.

		Accumulated Undistributed
		Net Realized Gain/Loss on	Accumulated
		Investments & Foreign	Undistributed
		Currency Related	Net Investment
Portfolio	Paid-in Capital	Transactions	Income
International Equity	$1	$949,709	$(949,710)
Institutional Emerging Markets	(9,803)	9,500	303
Global Equity	(1)	39,662	(39,661)

5. Foreign Exchange Contracts

The Portfolios, on occasion, enters into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized appreciation or depreciation on assets and liabilities denominated in foreign currencies by the Portfolios. The Portfolios are also exposed to credit risk associated with counter party nonperformance on these forward foreign exchange contracts which is typically limited to the unrealized gain on each open contract.

The Portfolios enter into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to dollars the proceeds from foreign investment sales or coupon interest receipts.

		In Exchange For	Net Unrealized
Settlement Date	Sale	(in U.S. dollars)	Appreciation
11/4/2005	6,106,772 HUF	$29,250	$87

HUF	Hungarian Forint

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

6. Capital Share Transactions

Transactions in capital stock for International Equity - Institutional Class were as follows for the years indicated:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	803,180	$11,311,197	4,113,187	$49,810,442
Shares issued upon reinvestment of dividends	98,172	1,313,542	153,692	1,833,540
	901,352	12,624,739	4,266,879	51,643,982
Shares redeemed	(6,174,345)	(88,011,589)	(9,832,119)	(119,352,363)
Net decrease	(5,272,993)	$(75,386,850)	(5,565,240)	$(67,708,381)

Transactions in capital stock for International Equity - Investor Class were as follows for the period indicated:

	Period From
	September 30, 2005
	To October 31, 2005
	Shares	Amount
Shares sold	35,213	$521,999
Shares issued upon reinvestment of dividends	—	—
	35,213	521,999
Shares redeemed	(1,003)	(14,714)
Net increase	34,210	$507,285

Transactions in capital stock for Institutional Emerging Markets were as follows for the period indicated:

	Period from
	October 17, 2005
	to October 31, 2005
	Shares	Amount
Shares sold	500,000	$5,000,000
Shares issued upon reinvestment of dividends	—	—
	500,000	5,000,000
Shares redeemed	—	—
Net increase	500,000	$5,000,000

Transactions in capital stock for Global Equity Institutional Class were as follows for the years indicated:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	46,031	$846,308	76,175	$1,297,150
Shares issued upon reinvestment of dividends	1,111	20,550	3,913	66,670
	47,142	866,858	80,088	1,363,820
Shares redeemed	(304,635)	(5,732,623)	(194,039)	(3,317,264)
Net decrease	(257,493)	$(4,865,765)	(113,951)	$(1,953,444)

Redemptions made within 90 days of purchase are subject to a redemption fee equal to 2% of the amount redeemed. For the year ended October 31, 2005, International Equity - Institutional Class received $400 in redemption fees related to transactions in shares of common stock on the Statement of Changes in Net Assets.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2005

7. Repurchase Agreements

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell such securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date.

Each Portfolio may engage in repurchase transactions with parties selected on the basis of such party’s creditworthiness. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

8. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in  emerging market countries in which the International Equity, Institutional Emerging Markets and Global Equity are authorized to invest.

Harding, Loevner Funds, Inc.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Harding, Loevner Funds, Inc.

We have audited the accompanying statements of net assets of Harding, Loevner Funds, Inc. (comprising, the International Equity Portfolio, the Institutional Emerging Markets Portfolio and the Global Equity Portfolio), (collectively the “Portfolios”) as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Harding, Loevner Funds, Inc. at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 6, 2005

International Equity and Global Equity paid qualifying foreign taxes of $741,122 and $30,155, and earned $5,053,664 and $405,882 foreign source income during the year ended October 31, 2005, respectively. Pursuant to Section 853 of the Internal Revenue Code, International Equity and Global Equity designated $0.0367 and $0.0243 per share as foreign taxes paid and $0.2504 and $0.3263 per share as income earned from foreign sources for the year ended October 31, 2005, respectively.

International Equity and Global Equity had qualifying dividend income of $3,825,806 and $336,256 during the year ended October 31, 2005, respectively.

International Equity, Institutional Emerging Markets and Global Equity have elected to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2005. In accordance with current tax laws, the Foreign Income and Foreign Tax per share (for a share outstanding on October 31, 2005) is as follows:

	International Equity			Global Equity
		Gross Foreign			Gross Foreign
Country	Foreign Tax	Dividends	Country	Foreign Tax	Dividends
Bermuda	0.0164	0.0000	Australia	0.0124	0.0000
Canada	0.0067	0.0009	Austria	0.0030	0.0004
France	0.0362	0.0049	Bermuda	0.0291	0.0000
Germany	0.0108	0.0016	Canada	0.0056	0.0008
Hong Kong	0.0195	0.0000	Egypt	0.0012	0.0000
India	0.0085	0.0000	France	0.0239	0.0030
Ireland	0.0048	0.0000	Hong Kong	0.0147	0.0000
Japan	0.0273	0.0019	Japan	0.0192	0.0013
Mexico	0.0035	0.0000	Mexico	0.0071	0.0000
Netherlands	0.0100	0.0015	Netherland Antilles	0.0059	0.0000
South Africa	0.0107	0.0000	Netherlands	0.0138	0.0021
South Korea	0.0037	0.0001	South Africa	0.0092	0.0000
Spain	0.0208	0.0031	South Korea	0.0107	0.0000
Sweden	0.0170	0.0025	Spain	0.0069	0.0010
Switzerland	0.0381	0.0034	Switzerland	0.0209	0.0017
Taiwan	0.0118	0.0029	Taiwan	0.0106	0.0027
Thailand	0.0045	0.0138	Thailand	0.0053	0.0111

Shareholders will receive more detailed information along with their Form 1099-DIV in January, 2006.

Harding, Loevner Funds, Inc.

Approval of Investment Adviser Agreements

October 31, 2005 (unaudited)

The Board of Directors of the Harding, Loevner Funds, Inc. (the “Fund”), and by a separate vote, the Directors of the Fund (the “Independent Directors”) who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, approved the continuance of the Investment Adviser Agreements between the Fund (on behalf of each of the International Equity Portfolio, the Global Equity Portfolio and the Emerging Markets Portfolio (each a “Portfolio” and collectively the “Portfolios”)) and Harding, Loevner Management, L.P. (“HLM” or “Investment Adviser”) with respect to each Portfolio at a meeting held on September 7, 2005.

As part of its review, the Board carefully considered the following: (i) a memorandum from Dechert, LLP, counsel to the Fund, that explained the Directors’ fiduciary duties and obligations under Sections 15 and 36(b) of the 1940 Act as well as the Fund’s disclosure requirements; (ii) comparative fee and performance information; (iii) information on soft dollar transactions; (iv) code of ethics compliance reports; and (v) HLM’s financial statements for the periods ended June 30, 2004 and June 30, 2005.

The Board also considered the following information: (i) a detailed profitability analysis putting the Fund into the context of HLM’s overall advisory business and highlighting the revenues to and expenses of the Investment Adviser in managing the Fund; (ii) the effect of the fee waivers for the International Equity Portfolio and Global Equity Portfolio on net Fund expenses; (iii) the expenses attributable to the Fund, as compared to the expenses of HLM’s overall business, including the allocation of expenses attributable to the Fund, such as direct and indirect costs, overhead and other expenses; (iv) actual expenses for calendar year 2004 and estimated expenses for calendar year 2005; (v) total expenses before distribution costs, such as communications to third parties and fees paid to intermediaries; (vi) how the ownership structure of the Investment Adviser affects certain elements of the Investment Adviser’s profitability analysis (including that the Investment Adviser was a closely held company owned by employees and that for many employees an important part of their compensation was their ownership of equity in the firm; (vii) the long-term profit and loss summary for HLM; (viii) how overhead operating expenses for marketing were distinguished from distribution costs; and (ix) increases in distribution fees paid to third parties as assets under management increase and as the Portfolios become available on additional platforms.

The Board considered a number of factors in evaluating HLM, including: (i) the nature and quality of services provided; (ii) the investment performance of the Portfolios; (iii) the cost of the services provided; (iv) the profitability of the Investment Adviser; (v) the realization of economies of scale; and (vi) comparison of fees and services.

Quality and Nature of the Services

There was a clear consensus among the Independent Directors that HLM was an organization which placed the interests of the Fund’s shareholders first, did an excellent job of communicating with the Fund’s Board and has demonstrated a positive culture of compliance. These determinations were not based merely on the materials provided at the present meeting, but on the Board’s ongoing dealings with HLM. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by HLM argued in favor of renewing the advisory agreement.

The Board then considered the investment performance for each of the three Fund Portfolios. The Board had available to it the qualifications, background and responsibilities of the Portfolios’ portfolio management team and senior management of HLM and recognized that these persons report to the Board regularly. The Board had been provided by HLM copies of investment performance data obtained from Bloomberg and Morningstar for funds in the Lipper International Funds Index and a number of other international equity funds; funds in the Lipper Global Funds Index and a number of other global equity funds; and funds in the Lipper Emerging Market Funds Index and a number of other emerging market funds (collectively the “Peer Group Data”). The Peer Group Data included fund management fees, total expense ratios, net assets, calendar year-to-date return and 1-, 3- and 5-year returns, as well as median and average data with regard to the foregoing.

With respect to the Emerging Markets Portfolio, the Independent Directors reviewed the Fund’s strong recent and historical performance which, net of fees, has outperformed its benchmarks (the MSCI Emerging Markets Index and the Lipper Emerging Markets Index) over the 1-, 3- and 5-year periods and has performed better than the average and median performance of its Peer Group during those periods. Based on this performance, the Board concluded that performance factors warranted consideration in favor of renewal. With respect to the International Equity and Global Equity portfolios, the Independent Directors determined that HLM had done an excellent job in addressing past performance issues for the Portfolios, noting that a combination of market forces (such as the style cycle favoring the portfolios’ investment strategies) and reorganization efforts undertaken over the past year by management had shown improved performance over the past year.

Harding, Loevner Funds, Inc.

Approval of Investment Adviser Agreements (continued)

October 31, 2005 (unaudited)

The Board noted that the Global Equity Portfolio’s one year return net of fees exceeded both the MSCI All Country World Index and Lipper Global Equity Fund index, and also exceeded the median and average performance for the Peer Group. With respect to the International Equity Portfolio, the Board noted that the Portfolio’s performance, net of fees, exceeded both the Portfolio’s two benchmarks (the MSCI All Country ex USA Index and the Lipper International Equity Fund Index) as well as the average and median performance of its peer group.

Based on their review of the data provided by HLM and all other relevant data, the Independent Directors concluded that they were satisfied with the quality of services provided by HLM to shareholders.

Fees and Costs of Providing Services

The Independent Directors considered a number of related factors in assessing the costs proposed by HLM to be charged for providing advisory services to the Fund, including: (i) a comparison of advisory and total Portfolio fees with competing fund products; (ii) a review of HLM’s profitability information; (iii) consideration of whether any benefits or economies of scale are provided to shareholders; and (iv) consideration of whether HLM has received any ancillary or “fall-out” benefits in connection with its management of the portfolios.

The Independent Directors reviewed the Peer Group Data provided by HLM with respect to advisory fees, net assets and total expenses and concluded that HLM charged competitive fees to each of the Portfolios (noting the disadvantage of running a fund the size of Global Equity Portfolio). For the Global Equity Portfolio, management fees were above the Peer Group median and averages, though total expenses were below the median and average of the Peer Group notwithstanding its size. The International Equity Portfolio’s management fee and total expense ratio were below the median and average of the Peer Group. For the Emerging Markets Portfolio, the Board noted that management fees and total expenses were above median and averages for their Peer Group, but took into account the Portfolio’s strong performance records, the Portfolio’s size in comparison to its Peer Group and the fact that there were a number of funds with similar management fees and higher overall expenses. The Independent Directors noted HLM’s ongoing efforts to increase its asset base and discussed the growth in assets for the Emerging Markets Portfolio.

The Independent Directors reviewed the financial statements of HLM and HLM Holdings, Inc. (HLM’s general partner), which showed the net income of both entities, the revenues received and the expenses incurred, including those paid for employee salaries. The Independent Directors considered any ancillary benefits derived by HLM in connection with its management of the portfolios, and reviewed the soft dollar report. The Independent Directors also reviewed a profitability analysis prepared by HLM and concluded that HLM’s profits were reasonable.

Based on the foregoing, the Board concluded that the fees charged by HLM are within the range that might be obtained in an arm’s length negotiation. The Board based their evaluation on all material factors discussed above, including (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the services provided and any additional benefits received by HLM in connection with providing services to the Fund; (iii) the nature, quality, cost and extent of the services performed by HLM; (iv) the expense ratios of the portfolios as compared to the expense ratios of similar funds; and (v) the overall organization and experience of HLM, as well as HLM’s profitability and financial condition. In arriving at its decision, the Independent Directors did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.

After extensive discussion, both in general session and in executive session of the Independent Directors meeting alone, and based on a consideration of these factors in their totality, the Board, including the Independent Directors voting separately, unanimously determined to continue the Investment Advisory Agreements for each of the International Equity Portfolio, Global Equity Portfolio and Emerging Markets Portfolio.

Harding, Loevner Funds, Inc.

Directors and Principal Officers of the Fund

(unaudited)

Disinterested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Kelly Doherty 41 Post Road Bernardsville, NJ 07924 Age, 47	Director	Indefinite; Director since 2004	Cayman Partners (private investment vehicle), Investor, 1/99-present	4	Cyota Inc.; L.P. Thebault & Co.; The Perk School
Jane A. Freeman c/o Scientific Learning 300 Frank Ogawa Plaza Oakland, CA Age, 52	Director	Indefinite; Director since 1996	Scientific Learning Corporation (Education Software), Chief Financial Officer, 1/00-present; Treasurer and Vice President, Finance & Business Development, 9/99-1/00	4	None
Samuel R. Karetsky 900 Third Avenue, 26th Fl. New York, NY 10022 Age, 60	Director	Indefinite; Director since 1998	The Karetsky Group, LLC (Advisory Firm), 1/03-present; Wetherby Asset Management, 2004-present; European Investors Inc., Managing Director, 11/98-12/02	4	None
Raymond J. Clark 66 Greenway Terrace Princeton, NJ 08540 Age, 70	Director	Indefinite; Director since 2004	The Woodrow Wilson National Fellowship Foundation, Treasurer, 08/04-present; Wellesley College, Interim Vice President of Finance and Treasurer, 10/03-6/04; Princeton University, Treasurer, 1987-2001.	4	Princeton Healthcare System; American Red Cross of Central New Jersey

Interested Director:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David R. Loevner** Harding, Loevner Management, L.P. 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 51	Director, President and Chairman of the Board	Indefinite; Director, President and Chairman of the Board since 1996	Harding, Loevner Management, L.P., President and CEO, 7/89-present.	4	None

*          Each director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

**    David R. Loevner is considered an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he serves as President and CEO of Harding, Loevner Management, L.P., the Fund’s investment adviser.

Harding, Loevner Funds, Inc.

Directors and Principal Officers of the Fund (continued)

(unaudited)

Principal Officers of the Fund

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served♦	Principal Occupation (s) During Past Five Years
Richard Reiter Harding, Loevner Management, L.P. 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 39	Treasurer and Chief Financial Officer	1 year; Treasurer and Chief Financial Officer since September 2002	Harding, Loevner Management, L.P., Portfolio Manager 1/01-present; Product Information Manager, 4/96-12/00.
Patrice Singleton Harding, Loevner Management, L.P. 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 52	Vice President	1 year; Vice President since 2002	Harding, Loevner Management, L.P., Director and Chief Compliance Officer, 7/94-present.
Susan C. Mosher Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116 Age, 50	Secretary and Chief Compliance Officer	1 year; Secretary since 1999; Chief Compliance Officer since 2004	Investors Bank & Trust Company, Senior Director and Senior Counsel 1/01-present; Director and Counsel 8/95-12/00.
Brendan J. O’Neill Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116 Age, 37	Assistant Treasurer	1 year; Assistant Treasurer since 2004	Investors Bank & Trust Company, Director 1/05-present; Senior Manager 11/02-12/04; Manager 7/00-10/02.
Rainer L.C. Frost Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116 Age, 48	Assistant Secretary	1 year; Assistant Secretary since 2005

Investors Bank & Trust Company, Director and Counsel 6/05-present; Principal and General Counsel, Clarity Group 9/00-6/05; Chief Administration Officer, Executive Vice-President and General Counsel, GoldK, Inc. 3/01-6/02; Chief Executive Officer and General Counsel Norfox Software 9/99-9/00.

♦       Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

The Fund’s Statement of Additional Information contains additional information about the Directors of the Fund and is available, without charge, upon request, by calling 1-877-435-8105.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each portfolio will file its complete schedule with the Security and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolio’s Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. Additionally, they are available upon request by calling 1-877-435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevner.com and on the Commission’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures are located in the Statement of Additional Information and is available without charge, upon request, by calling 1-877-435-8105 or on the Commission’s website at www.sec.gov.

Item 2. Code of Ethics.

As of October 31, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer.  For the year ended October 31, 2005, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR under Item 11(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert serving on its audit committee.  The audit committee financial experts serving on the Registrant’s audit committee are Carl Schafer and Jane Freeman, both of whom are independent.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst Young LLP for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,500 in 2005 and $65,600 in 2004.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Ernst Young LLP that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Ernst Young LLP for the review of domestic tax returns and the preparation of Indian income-tax returns are $30,000 in 2005 and $20,300 in 2004.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by Ernst Young LLP, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by Ernst & Young LLP, the Registrant’s independent accountant, before Ernst & Young LLP is engaged by the Registrant to perform such services.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 10. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Sox Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By: /S/
David R. Loevner, President
Date:	December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/
David R. Loevner, President
Date:	December 29, 2005

By: /S/
Richard Reiter, Treasurer and Chief Financial Officer
Date:	December 29, 2005

HARDING, LOEVNER FUNDS, INC.

Officers, Directors and Responsible Parties

OFFICERS AND DIRECTORS

Jane A. Freeman

Director of the Fund

Samuel R. Karetsky

Director of the Fund

R. Kelly Doherty

Director of the Fund

Raymond J. Clark

Director of the Fund

David R. Loevner

Director, President and Chairman of the Board of the Fund

Patrice Singleton

Vice President of the Fund

Susan C. Mosher

Secretary and Chief Compliance Officer of the Fund

Richard Reiter

Chief Financial Officer and Treasurer of the Fund

Brendan J. O’Neill

Assistant Treasurer of the Fund

INVESTMENT ADVISOR

Harding, Loevner Management, L.P.

50 Division Street, Suite 401

Somerville, NJ 08876

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company

P.O. Box 9130

Boston, MA 02117

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company

P.O. Box 9130

Boston, MA 02117

LEGAL COUNCIL

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

Ernst & Young LLP

5 Times Square

New York, NY

This report is intended for shareholders of Harding Loevner Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.